UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )
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Adverum Biotechnologies, Inc.
(Name of Registrant as Specified in its Charter)
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April 15, 2021
Dear Adverum Stockholders:
The Board of Directors of Adverum Biotechnologies, Inc. and our management team have been intensely focused on the development of ADVM-022, our single, in-office intravitreal injection gene therapy designed to deliver long-term durability with robust treatment response, reduce the treatment burden of frequent anti-vascular endothelial growth factor injections, and improve real-world vision outcomes for patients. We believe ADVM-022 has the potential to be the first mass-marketed gene therapy for wet age-related macular degeneration and diabetic macular edema. Your Board has recently been enhanced by the addition of two new directors with outstanding qualifications that will be highly relevant as we move into a new phase with the planned initiation of two global Phase 3 clinical trials of ADVM-022 for wet AMD in the fourth quarter of 2021. Two of our current directors, Rekha Hemrajani and Eric Carter, have tendered conditional resignations, effective 48 hours prior to the Annual Meeting. Concurrently with the effectiveness of the resignations, the number of Class I directors will be reduced from five to three and the authorized number of directors will decrease from eleven to nine. We believe that the experience and skills of this nine-member Board encompass the types needed to advance the development of ADVM-022 effectively and in the best interests of Adverum and all of its stockholders.
Our management team and directors regularly engage with our stockholders, soliciting their input toward our shared goal of maximizing stockholder value. The input we receive from this engagement features prominently in our Board’s deliberations. One of our stockholders, The Sonic Fund II, L.P. (“Sonic”), has notified us of its intention to nominate five candidates for election to the three director seats that will be filled at the Annual Meeting and may launch a proxy contest. As described in the accompanying proxy statement under the caption “Background of Solicitation,” we have engaged in ongoing dialogue with Sonic for more than two years, and our current Board already includes three directors who were brought to our attention or recommended to us by Sonic. We believe your interests will be best served if the continuing members of your current Board, including the two directors recently added, continues to be responsible for overseeing your company and the development of ADVM-022. Your current Board—which is predominantly composed of independent directors—is a diverse, experienced group with strong scientific credentials and relevant industry expertise and has nominated three of the directors on your current Board as nominees to be reelected as directors at the upcoming Annual Meeting. We believe the qualifications and experience of these three nominees put them in the best position to decide, with the rest of the continuing members of your current Board, on a course of action that will protect and enhance stockholder value at this important time for Adverum.
Regardless of the number of shares of common stock of Adverum that you own, your vote is important. Please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. Thank you for your support.
Sincerely,

/s/ Patrick Machado
Patrick Machado
Chairman of the Board
If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
Innisfree M&A Incorporated
Stockholders may call toll-free: (877) 750-9496
Banks and Brokers may call collect: (212) 750-5833

ADVERUM BIOTECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 12, 2021
April 15, 2021
To the Stockholders of Adverum Biotechnologies, Inc.:
On behalf of the board of directors (the “Board of Directors” or the “Board”) of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”), we cordially invite you to attend the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), which will be held on Wednesday, May 12, 2021 at 8:30 a.m. Pacific Time via a live audio webcast at www.cesonlineservices.com/advm21_vm.
At the 2021 Annual Meeting, you will be asked to consider and vote upon the following proposals:
1.
To elect the three Class I directors each to hold office until the 2024 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal;

2.	To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and
3.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.
The proxy statement accompanying this notice of annual meeting of stockholders provides you with more specific information concerning the proposals to be voted on at the 2021 Annual Meeting. You may also be asked to transact such other business, if any, as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.
The record date for the 2021 Annual Meeting is April 14, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the 2021 Annual Meeting beginning ten days prior to the meeting at our principal executive offices located at 800 Saginaw Drive, Redwood City, California 94063. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (650) 656-9323 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting by clicking on the ‘Stockholder List’ link located under the ‘Meeting Links’ section of the virtual meeting website once logged in.
Your Board of Directors has the best mix of skills to lead your company forward as it is a diverse group of experienced board candidates with strong credentials and relevant industry expertise who will work together constructively to execute Adverum’s strategic plan for delivering stockholder value. Your Board of Directors is pleased to nominate for election as directors the three persons named in Proposal 1 in the attached proxy statement and on the enclosed WHITE proxy card.
We have received notice from The Sonic Fund II, L.P. (which we refer to in this proxy statement as “Sonic”) that it may launch a proxy contest with respect to the election of directors at the 2021 Annual Meeting. After careful consideration, the Board does not endorse the election of any of the Sonic nominees for director and recommend that you vote FOR ALL of Adverum’s nominees. You may receive proxy solicitation materials from Sonic or other persons or entities affiliated with Sonic, including an opposition proxy statement or green proxy card. The Board urges you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to Sonic or its nominees contained in solicitation materials filed or disseminated by or on behalf of Sonic or any other statements Sonic may otherwise make. Sonic chooses which of Adverum’s stockholders will receive Sonic’s proxy solicitation materials. Therefore, you may or may not receive those materials depending on what Sonic decides.
Whether or not you plan to attend the 2021 Annual Meeting virtually, please vote promptly by Internet or telephone by following the instructions set forth on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Your promptness in voting using the WHITE proxy card will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the 2021 Annual Meeting even if you cannot attend the meeting virtually. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. If you return your WHITE proxy card by mail or vote by telephone or Internet, you may nevertheless attend the 2021 Annual Meeting and vote your shares in person. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting must obtain a legal proxy.
Even if you have previously signed a green proxy card sent to you by or on behalf of Sonic, you have the right to change your vote by following the instructions on the WHITE proxy card to vote via the Internet or by telephone or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, properly executed proxy you submit will be counted.
We urge you to disregard any green proxy card sent by or on behalf of Sonic or any person other than Adverum Biotechnologies, Inc. Voting to withhold your vote with respect to the nominees on any green proxy card that is circulated by Sonic is not the same as voting for our director nominees, because a vote to withhold with respect to any of the nominees on a green proxy card will revoke any previous proxy submitted by you on the WHITE proxy card. Your vote is very important.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF ADVERUM’S DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY OR ON BEHALF OF SONIC.
If you have any questions regarding this information or the proxy materials, please contact Innisfree, our proxy solicitor. Stockholders in the U.S. and Canada may call toll-free at +1 (877) 750-9496. Banks and brokers may call collect at +1 (212) 750-5833.
Thank you for your continued support.
Very truly yours,
/s/ Peter Soparkar
Peter Soparkar
Chief Legal Officer
Redwood City, California
April 15, 2021

You are cordially invited to attend the virtual meeting. Whether or not you expect to virtually attend the meeting, please complete, date, sign and return the WHITE proxy card mailed to you, or vote over the telephone or the Internet as instructed in these materials or on the WHITE proxy card, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person in our virtual format if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:
Innisfree M&A Incorporated
Stockholders may call toll-free: (877) 750-9496
Banks and Brokers may call collect: (212) 750-5833

ADVERUM BIOTECHNOLOGIES, INC.
PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2021
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held
on May 12, 2021, via a live audio webcast at www.cesonlineservices.com/advm21_vm.

The proxy statement and annual report to stockholders
MEETING AGENDA
Proposal No.	Proposal	Board Vote Recommendation
1
To elect the three Class I directors, each to hold office until the 2024 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.
FOR ALL Adverum director nominees

2	To ratify the selection, by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.	For

3	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	For
We intend to mail these proxy materials, including the WHITE proxy card, on or about April 15, 2021, to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS
ABOUT THE 2021 ANNUAL MEETING
The following questions and answers are intended to briefly address some commonly asked questions regarding the 2021 Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.
Q:	Why am I receiving these proxy materials?
A:
We have sent you these proxy materials, including the enclosed WHITE proxy card, because the board of directors (the “Adverum Board,” the “Board of Directors” or the “Board”) of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible.

Q:	When and where is the 2021 Annual Meeting?
A:
The 2021 Annual Meeting will be held on Wednesday, May 12, 2021, at 8:30 a.m. Pacific Time via a live audio webcast at www.cesonlineservices.com/advm21_vm. You will not be able to attend the 2021 Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.cesonlineservices.com/advm21_vm.

The 2021 Annual Meeting webcast will begin promptly at 8:30 a.m. Pacific Time. We encourage you to access the meeting webcast beginning 30 minutes prior to the start time. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/advm21_vm by 8:30 a.m. Pacific Time on Tuesday, May 11, 2021.
Q:	Why is the 2021 Annual Meeting being held in virtual-only format this year?
A:
Our Board annually considers the appropriate format of our annual meeting and this year has decided to hold a virtual annual meeting due to the COVID-19 global pandemic. In addition, we intend the virtual meeting format to provide stockholders a similar level of transparency to the traditional in-person meeting format and we will take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual 2021 Annual Meeting as they would at an in-person annual meeting of stockholders. Our virtual annual meeting will allow stockholders to submit questions beginning 30 minutes prior to the scheduled Annual Meeting start time and during the meeting. We will spend up to 15 minutes at the end of the meeting answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Delaware law.

Q:	How do I attend the 2021 Annual Meeting?
A:
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to Adverum stockholders as of the close of business on the record date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register by 8:30 a.m. Pacific Time on Tuesday, May 11, 2021. To pre-register for the meeting, please follow these instructions:

Registered Stockholders
Stockholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/advm21_vm. Please have your proxy card, or Notice, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 8:30 a.m., Pacific Time, on Tuesday, May 11, 2021.
Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/advm21_vm.
Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 8:30 a.m., Pacific Time, on Tuesday, May 11, 2021.
Questions on How to Pre-register
If you have any questions or require any assistance with pre-registering, please contact Adverum’s proxy solicitor, Innisfree M&A Incorporated toll-free at (877) 750-9496, or banks and brokers may call collect at (212) 750-5833.
Q:	How can I access the list of stockholders of record?
A:
A complete list of stockholders will be available for examination by any stockholder for any purpose germane to the 2021 Annual Meeting beginning ten days prior to the meeting at our principal executive offices located at 800 Saginaw Drive, Redwood City, California 94063. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (650) 656-9323 or writing to him at the address above.

The list will also be available at the Meeting, and through the conclusion of the Meeting, on the virtual Annual Meeting website at www.cesonlineservices.com/advm21_vm by clicking on the ‘Stockholder List’ link located under the ‘Meeting Links’ section of the virtual meeting website once logged in.
Q:	Who is entitled to vote at the 2021 Annual Meeting?
A:
Only stockholders of record (except as set forth below) as of the close of business on April 14, 2021 (the “Record Date”) will be entitled to vote at the 2021 Annual Meeting. As of the close of business on the Record Date, there were 97,926,952 shares of our common stock outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date on each of the proposals presented in this proxy statement.

Stockholders of Record: Shares Registered in Your Name
If, at the close of business on April 14, 2021, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the 2021 Annual Meeting or vote by proxy. Whether or not you plan to attend the 2021 Annual Meeting, we urge you to fill out and return a WHITE proxy card, or vote by proxy over the telephone or on the Internet as instructed in the WHITE proxy card or below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Similar Organization
If, at the close of business on April 14, 2021, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2021 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. You are also invited to attend the 2021 Annual Meeting. Beneficial holders who want to vote at the 2021 Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving them the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting. Whether or not you plan to attend the 2021 Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed on the WHITE proxy card, or complete, sign, date and return a WHITE proxy card by mail, to ensure your vote is counted.
Q:	What proposals will be considered at the 2021 Annual Meeting?
A:	At the 2021 Annual Meeting, you will be asked to consider and vote on the following proposals:
•	a proposal to elect three Class I directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected (Proposal No. 1);
•
a proposal to ratify the selection, by the Audit Committee of our Board, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021 (Proposal No. 2); and

•	a proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 3).
In addition, you will also be asked to transact such other business, if any, as may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.
Q:	Will other candidates be nominated for election as directors at the 2021 Annual Meeting in opposition to the Adverum Board’s nominees?
A:
Yes. Sonic, an Adverum stockholder, has notified us that it intends to nominate five persons for election as directors to Adverum’s Board at the Annual Meeting in opposition to the nominees recommended by the Adverum Board. However, as previously disclosed, the Adverum Board will be decreasing from eleven directors to nine and, therefore, there are only three seats available for election at the 2021 Annual Meeting. As such, the Adverum Board unanimously recommends you vote on your WHITE proxy card FOR ALL three nominees proposed by the Adverum Board and strongly urges you not to sign or return any green proxy card sent to you by Sonic, which would be on a green proxy card. The Adverum Board does not endorse any nominee of Sonic. If you have previously submitted a green proxy card sent to you by Sonic, you can revoke that proxy and vote for the Adverum Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote.

Q:	How many candidates can be elected as directors at the 2021 Annual Meeting?
A:
Sonic has asserted that there are five seats expiring at the 2021 Annual Meeting and that there are five director seats are up for election at the 2021 Annual Meeting. However, only three candidates can be elected as directors at the 2021 Annual Meeting. The Adverum Board determined that it is in the best interest of the stockholders to decrease the size of the Board from eleven directors to nine following the departure of two of our directors. Therefore, only three candidates can be elected to the Board at the 2021 Annual Meeting and under the company’s plurality voting standard, the three nominees receiving the highest number of affirmative votes will be elected to the Board. As such, the Adverum Board does not endorse any nominee of Sonic and unanimously recommends that you vote FOR ALL of the nominees proposed by the Adverum Board by using the WHITE proxy card accompanying this proxy statement. The Adverum Board strongly urges you not to sign or return any green proxy card sent to you by Sonic, which would be on a green proxy card. If you have previously submitted a green proxy card sent to you by Sonic, you can revoke that proxy and vote for the Adverum Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote.

Q:	What are the voting recommendations of the Adverum Board?
A:	The Adverum Board unanimously recommends that you vote your shares on your WHITE proxy card as follows:
•
“FOR ALL” of Adverum’s three nominees to the Adverum Board named in this proxy statement (Proposal 1) to serve until the 2024 Annual Meeting of stockholders and until their successors are duly elected and qualified;

•
“FOR” the proposal to ratify the selection, by the Audit Committee of the Adverum Board, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

•	“FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.
The Adverum Board strongly urges you NOT to sign or return
any green proxy card sent to you by Sonic.
Q:	What other matters may arise at the 2021 Annual Meeting?
A:
Other than the proposals described in this proxy statement, we do not expect any other matters to be presented for a vote at the 2021 Annual Meeting. If any other matter is properly brought before the 2021 Annual Meeting, your proxy gives authority to the individuals named in the proxy to vote on such matters in their discretion to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act.

Q:	How do I vote?
A:
For Proposal No. 1, to elect three Class I directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected, you may either vote “FOR ALL” nominees to the Board, you may “WITHHOLD ALL”, which will withhold your vote from all the Board’s nominees, or you may vote “FOR ALL EXCEPT” any nominee you specify. For each of Proposal No. 2, the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2021, and Proposal No. 3, the advisory approval of executive compensation, you may vote “FOR” or “AGAINST” or abstain from voting.

Q:	How do I cast my vote if I am a stockholder of record?
A:
If you are a stockholder with shares registered in your name, you may vote at the 2021 Annual Meeting, which will be held virtually via the Internet, or vote by proxy by telephone or Internet by following the instructions on the enclosed WHITE proxy card or by mail by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Due to ongoing delays in the postal system, we are encouraging stockholders to submit their proxies electronically (by Internet or by telephone) if possible. Whether or not you plan to attend the 2021 Annual Meeting, we urge you to vote using your WHITE proxy card as soon as possible to ensure your vote is counted. You may still attend the 2021 Annual Meeting and vote online during the meeting even if you have already voted by proxy.

•
To vote during the meeting. Attend the 2021 Annual Meeting by visiting www.cesonlineservices.com/advm21_vm and click on the ‘Stockholder Ballot’ link located under the ‘Meeting Links’ section of the virtual meeting website. In order to attend the virtual meeting, you will need to pre-register by 8:30 a.m. Pacific Time, on Tuesday, May 11, 2021. To pre-register for the meeting, see “How do I attend the 2021 Annual Meeting?” above.

•
To vote by proxy by Internet. You may access the website indicated on the enclosed WHITE proxy card and follow the simple instructions provided. You will need to provide the unique control number printed on the WHITE proxy card in order to vote. Your vote must be received by 8:30 a.m., Pacific Time on May 12, 2021 to be counted.

•
To vote by proxy by telephone: You may call the number indicated on the enclosed WHITE proxy card, which is toll-free from the U.S., U.S. territories and Canada, and follow the simple prompts. You will need to provide the unique control number printed on the WHITE proxy card in order to vote. Your vote must be received by 8:30 a.m., Pacific Time on May 12, 2021 to be counted.

•	To vote by proxy by mail. To vote using a WHITE proxy card, simply complete, sign and date the enclosed WHITE proxy card and return it promptly in the postage prepaid envelope provided.
Q:	How do I cast my vote if I am a beneficial owner of shares registered in the name of my broker, bank or other similar organization?
A:
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a WHITE voting instruction form with these proxy materials from that organization rather than from us. Simply follow the instructions on the WHITE proxy card, or complete and mail the enclosed WHITE voting instruction form to vote by mail. Alternatively, if permitted by your broker or bank, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds your shares giving you the right to vote your shares in person at the Annual Meeting and by presenting it with your online ballot during the meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of our common stock you held as of the Record Date.
Q:	What should I do if I receive a green proxy card from Sonic?
A:
Despite our disclosing that there are only three seats open for election to the Board for the 2021 Annual Meeting, Sonic has notified us of its intention to nominate five individuals for election as directors to the Adverum Board at the Annual Meeting in opposition to the three nominees recommended by the Adverum Board. If Sonic proceeds with its alternative director nominations, you may receive proxy solicitation materials from Sonic, including an opposition proxy statement and a green proxy card. We urge you to disregard such materials. Adverum is not responsible for the accuracy of any information contained in any proxy solicitation materials used by Sonic or any other statements that it may otherwise make.

The Adverum Board does not endorse any Sonic nominee and unanimously recommends that you disregard any green proxy card or solicitation materials that may be sent to you by Sonic. Voting to “WITHHOLD” with respect to any of Sonic’s nominees on its green proxy card is NOT the same as voting for the Adverum Board’s nominees, because a vote to “WITHHOLD” with respect to any of Sonic’s nominees on its green proxy card will revoke any proxy you previously submitted. If you have already voted using the green proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote after submitting my proxy?” below. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated toll-free at (877) 750-9496, or banks and brokers may call collect at (212) 750-5833.
Q:	What if I return a WHITE proxy card but do not make specific choices?
A:
If you return a signed and dated WHITE proxy card without marking any voting selections, your shares will be voted “FOR ALL” the Adverum Board nominees for director, “FOR” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2021, and “FOR” the advisory approval of executive compensation. If any other matter is properly presented at the 2021 Annual Meeting, your proxyholder (one of the individuals named on your WHITE proxy card) will vote your shares using his or her best judgment.

Q:	Who is paying for this proxy solicitation?
A:
We will pay for the entire cost of soliciting proxies. We have engaged the firm of Innisfree M&A Incorporated to assist in the solicitation of proxies. We anticipate that we will pay Innisfree M&A Incorporated a fee of approximately $700,000 plus expenses for these services, though the costs of this proxy solicitation process could be lower or higher than our estimate. Innisfree estimates that approximately 25 of its employees will assist in Adverum’s proxy solicitation. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Our aggregate expenses, including those of Innisfree M&A Incorporated, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest and excluding salaries and wages of our officers and regular employees, are expected to be approximately $6,900,000, of which approximately $1,400,000 has been spent to date. We have agreed to indemnify Innisfree M&A Incorporated against certain liabilities relating to, or arising out of, their engagement.

Appendix A sets forth information relating to certain of our directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the Securities and Exchange Commission (“SEC”) by reason of their position or because they may be soliciting proxies on our behalf.
Q:	What does it mean if I receive more than one WHITE proxy card?
A:
If you receive more than WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please vote using each WHITE proxy card to ensure that all of your shares are voted.

Q:	Can I change my vote after I have submitted my proxy?
A:	Yes. You can revoke your proxy at any time before it is exercised at the 2021 Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly executed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the Internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063.
•	You may attend the 2021 Annual Meeting, which will be held virtually via the Internet, and vote online. Simply attending the 2021 Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or other agent, you should follow the instructions provided by your broker or agent.
Q:	What constitutes a quorum for purposes of the 2021 Annual Meeting?
A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares entitled to vote are present virtually or represented by proxy at the 2021 Annual Meeting. On the Record Date, there were 97,926,952 shares outstanding and entitled to vote. Thus, the holders of 47,463,477 shares must be present in person or represented by proxy at the meeting to have a quorum. As described above, stockholders attending the virtual meeting will be deemed to be attending in person, as provided by Delaware law, and their shares will be counted towards the quorum requirement.

We expect there to be a “contest” with respect to the election of directors at the 2021 Annual Meeting. As a result, in the event of a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the 2021 Annual Meeting, including “routine matters” such as the ratification of the selection of Ernst & Young LLP as our independent public accountants for our 2021 fiscal year (Proposal No. 2). Shares held by such banks, brokers, or other nominees for which no instructions have been provided cannot be included in the number of shares present and entitled to vote at the 2021 Annual Meeting for the purposes of establishing a quorum. If you are a beneficial owner of shares held in street name, we urge you to provide voting instructions to the organization that holds your shares by using the voting instructions form that organization has provided so that your shares can be counted as present and voted.
Q:	How are votes counted?
A:
First Coast Results, Inc. has been engaged as our independent agent to tabulate stockholder votes for the 2021 Annual Meeting (the “Inspector of Elections”). The Inspector of Elections will separately count: for Proposal No. 1 (the election of directors), “FOR,” “WITHHOLD” and broker non-votes; and for Proposal No. 2 (the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2021) and Proposal No. 3 (the advisory approval of executive compensation), votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes.

If your shares are held by your broker or other agent as your nominee (that is, held beneficially in “street name”), you will receive a voting instruction form from the institution that holds your shares. Please follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares. If you do not give voting instructions to your broker or other agent, your broker or other agent can only vote your shares with respect to “routine” matters (as described below).
Q:	What are “broker non-votes”?
A:
“Broker non-votes” are shares held by brokers or nominees who are present by virtually attending the 2021 Annual Meeting or represented by proxy, but who have not voted on a particular matter because instructions have not been received from the beneficial owner. We expect there to be a “contest” with respect to the election of directors at the 2021 Annual Meeting. As a result, in the event of a contest, banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the 2021 Annual Meeting, including “routine matters” such as the ratification Proposal No. 2 (to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Adverum for the fiscal year ending December 31, 2021). We encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions shown on the enclosed WHITE voting instruction form.

If for some reason the 2021 Annual Meeting does not turn out to be a “contest” with respect to the election of directors at the 2021 Annual Meeting, then member brokers who hold shares of common stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on “routine” agenda items.
Q:	How many votes are needed to approve each proposal?
A:	The following votes are required to approve each proposal:
•
Proposal No. 1—To elect three Class I directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected, the three nominees receiving the greatest number of “FOR” votes will be elected. Broker non-votes will not be counted towards the vote total for this proposal.

•
Proposal No. 2—To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the fiscal year ending December 31, 2021, “FOR” votes from the holders of a majority of the votes cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal.

•
Proposal No. 3—To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, “FOR” votes from the holders of a majority of the votes cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal.

Q:	How can I find out the results of the voting at the 2021 Annual Meeting?
A:	We will disclose voting results in a Current Report on Form 8-K filed with the SEC within four business days after the 2021 Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.
Q:	When are stockholder proposals due for next year’s annual meeting?
A:
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the proxy statement for, and for consideration at, our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 16, 2021 to our Corporate Secretary at Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. However, if the meeting is held before April 12, 2022 or after June 11, 2022, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for that meeting. While our Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal before the stockholders or nominate a director at the 2022 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in the proxy materials for that meeting, then you must follow the procedures set forth in our bylaws and, among other things, notify our Corporate Secretary in writing between January 12, 2022 and February 11, 2022. However, if the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 12, 2022, then you must give notice not later than the 90th day prior to that meeting or, if later, the 10th day following the day on which public disclosure of that annual meeting date is first made. We also advise you to review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
Q:	Who should I call if I have questions or need assistance voting my shares?
A:	If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Innisfree at (877) 750-9496.
Q:	Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
A:	No, stockholders will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.
Q:	How can I obtain additional information about Adverum?
A:
Copies of our Annual Report on Form 10-K for the year ended December 31, 2020, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.adverum.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary at Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

BACKGROUND OF SOLICITATION
In 2018, Lawrence Kam, the principal of Sonic, contacted us on two occasions to recommend that we consider the addition to our Board of three prospective directors, William Greene, Bard Geesaman, M.D., Ph.D., and Mark Lupher, Ph.D. Members of our Board informally considered Mr. Kam’s recommendations and determined not to pursue them because the Board’s recruitment focus at that time was on finding female candidates with strong financial or clinical development expertise.
On December 7, 2018, our Board’s Nominating and Corporate Governance Committee determined to commence a search for one or more new female directors, and our Board amended our Corporate Governance Guidelines to include the “Rooney Rule” with respect to the inclusion of diverse candidates in any director candidate pool. On December 18, 2018, we engaged a prominent global search firm to assist with our director search and instructed them that diversity would be a key requirement.
On February 5, 2019, Thomas Chalberg, Ph.D. introduced Drs. Kam and Geesaman by email to Patrick Machado, who was then a director and is now our Board chair. Dr. Chalberg was the founder and original chief executive officer of Avalanche Biotechnologies, Inc., one of the two companies that merged in 2016 to form Adverum, but has had no relationship with us since 2016, other than as a stockholder. Dr. Chalberg is copied on many of Mr. Kam’s email messages about us.
About a week after Dr. Chalberg’s introduction, Mr. Kam and Mr. Machado had a telephone conversation, during which Mr. Kam expressed his discontent with the Board’s decision not to pursue his previous director suggestions and again requested that we consider adding multiple new directors, without naming specific candidates. After further discussions with Mr. Kam and his legal counsel, on March 1, 2019 our Board extended the deadline for notice of intended director nominations at the 2019 Annual Meeting by two months, to May 2, 2019. Our Board extended this deadline in order to allow time for Mr. Kam’s prospective directors to be considered as part of the retained search that was then underway.
On March 8, 2019, Mr. Machado emailed Mr. Kam to propose a detailed process for our Board’s consideration, as part of the retained search, of any candidates Mr. Kam might put forward. Mr. Kam did not put forward any candidates in response to this proposal.
On April 22, 2019, at the request of Mr. Kam, Mr. Machado and Leone Patterson, who was then our chief executive officer and a director, met with Mr. Kam. He presented a written list of “settlement” demands that included, among other things, the resignation of one of our directors and the appointment of two unnamed new directors of Sonic’s choosing. He also allowed Mr. Machado and Ms. Patterson to read, but not to retain a copy of, a draft letter from Sonic containing, among other things, several pages of disparaging commentary about one of our directors.
Between April 23, 2019 and April 26, 2019, we agreed with Mr. Kam on a protocol for considering new director candidates and deciding by May 1, 2019 which, if any, would be added to our Board. We agreed that our Board would consider adding two of the three candidates that Mr. Kam would propose, and we arranged for Mr. Kam to interview Rekha Hemrajani, one of the two final candidates who had emerged from our retained search. On April 26, 2019, Mr. Kam named his three candidates: Mr. Kam himself, Dr. Lupher and James Scopa.
Between April 26, 2019 and April 30, 2019, members of our Board interviewed Dr. Lupher and Mr. Scopa, and Mr. Kam interviewed Ms. Hemrajani.
On May 1, 2019, we, Sonic and Mr. Kam entered into a customary, two-year Cooperation Agreement providing for, among other things, the addition of Dr. Lupher, Mr. Scopa and Ms. Hemrajani to our Board and to specified Board committees and the appointment of Mr. Machado as chair of our Board, succeeding the incumbent chair, who retired from our Board.
On June 20, 2019, Mr. Kam emailed Mr. Machado and Ms. Patterson to note that the number of directors attending our annual meetings of stockholders had declined over time and encouraging a higher level of director attendance. Mr. Machado replied later that day.
On July 15, 2019, Mr. Kam emailed Mr. Machado to advise him that Mr. Kam was planning to attend our 2019 Annual Meeting in person and to offer congratulations on our recent progress and increased stock price. Mr. Machado replied later that day.

On August 27, 2019, Dr. Chalberg and Mr. Machado met in person at Dr. Chalberg’s request. They discussed, among other subjects, our desire to recruit a chief scientific officer, and Dr. Chalberg strongly recommended that we consider Annahita Keravala, Ph.D. Dr. Chalberg emailed Mr. Machado the same day to reiterate his support and alert Mr. Machado that Dr. Keravala would be deciding soon on another employment offer. Later that day, after consulting with Ms. Patterson, Mr. Machado emailed Dr. Chalberg to advise him that we would be conducting an extensive search for a chief scientific officer and would not be in a position to respond quickly with respect to Dr. Keravala.
On September 16, 2019, Mr. Kam emailed Mr. Machado, Dr. Lupher, Mr. Scopa, Ms. Patterson and Aaron Osborne, who was then our chief medical officer, a white paper criticizing our handling of our announcement of clinical trial data on September 12, 2019 and suggesting that we take various corrective actions. Mr. Machado and Dr. Osborne each replied later that day.
On September 17, 2019, Mr. Kam emailed Mr. Machado, Ms. Patterson and Dr. Osborne to provide an example of another gene therapy company’s handling of its investor communications. Mr. Machado and Ms. Patterson each replied later that day.
In September 2019, we initiated confidential discussions with Laurent Fischer, M.D. about the possibility of joining Adverum as chief executive officer.
On October 8, 2019, Mr. Kam exchanged a series of text messages with Angela Thedinga, who was then our vice president of program management and strategy and is now our chief technology officer, to suggest that Adverum should seek to make a $20 million lead investment in the initial financing round of a start-up gene therapy company being formed by a team that included an executive who Mr. Kam believed would be an attractive addition to Adverum’s team. Ms. Thedinga encouraged Mr. Kam to speak with Ms. Patterson.
On October 12, 2019, Mr. Kam met in person with Ms. Patterson at our investor relations event at the American Academy of Ophthalmology annual meeting and again suggested that we should pursue a lead investment in the start-up gene therapy company he had described to Ms. Thedinga. Ms. Patterson advised Mr. Kam that she believed such an investment would not be in Adverum’s best interests and that Adverum should devote its cash resources to the funding of its own development programs. She also advised Mr. Kam that she would discuss his proposal with Mr. Machado, which she subsequently did.
On December 19, 2019, after having telephoned Mr. Machado in advance, Mr. Kam emailed Mr. Machado two presentation decks describing a “Transformation Transaction” that Mr. Kam urged us to pursue. In the “Transformation Transaction,” as outlined by Mr. Kam, we would (i) acquire the start-up gene therapy company that Mr. Kam had previously discussed with Ms. Thedinga and Ms. Patterson for approximately $60 million of our stock, (ii) recruit that company’s chief scientific officer to join our Board and its chief development officer to hold the same position with us, (iii) recruit a new chief executive officer identified by Mr. Kam from a different gene therapy company, (iv) recruit Scott Whitcup, M.D. to join and serve as executive chair of our Board, and (v) secure additional financing, including $10 million from Sonic and $10 million from the management team of the target company.
On December 23, 2019, Mr. Machado emailed Mr. Kam to advise him that he had contacted the prospective chief executive officer and learned that he had already accepted another employment offer. Mr. Kam and Mr. Machado exchanged several other email messages that day. Mr. Machado introduced Mr. Kam by email to Thomas Woiwode, a member of our Board and representative of Versant Ventures, a significant stockholder. Mr. Machado also proposed to share some information pertinent to Mr. Kam’s proposed “Transformation Transaction,” subject to the execution of a mutually acceptable customary confidentiality agreement, and Mr. Kam agreed to explore such an agreement of suitable duration. Ultimately, no such agreement was entered into.
On January 2, 2020, Mr. Machado emailed Mr. Kam to schedule a telephone conversation to discuss, among other things, the potential confidentiality agreement.
On January 3, 2020, Mr. Kam and Dr. Woiwode had a telephone conversation during which they discussed Adverum’s approach to managing the immunologic response to ADVM-022 and other subjects.
On January 6, 2020, Mr. Kam and Mr. Machado had a telephone conversation during which they discussed the potential “Transformation Transaction” proposed by Mr. Kam and related issues, including the potential confidentiality agreement.

On January 9, 2020, Mr. Machado emailed Mr. Kam to advise him that the chair of our Board’s Nominating and Corporate Governance Committee would be contacting Dr. Whitcup to explore the possibility of his joining our Board. Mr. Kam replied later that day.
Also on January 9, 2020, Mr. Machado emailed Mr. Kam to advise him that he had scheduled meetings for himself and for members of our management team with executives of the acquisition candidate identified by Mr. Kam. These meetings were part of an extensive due diligence investigation of the acquisition candidate that we conducted in the first quarter of 2020. Our Board agreed with our management team in March 2020 that it would not be in the best interests of Adverum and our stockholders to pursue the acquisition, and we terminated discussions with that company.
On January 21, 2020, Mr. Kam and Dr. Whitcup had a meeting, which had been arranged by Dr. Chalberg, at which Mr. Kam spoke about a possible board opportunity for Dr. Whitcup at Adverum.
On January 27, 2020, Dr. Chalberg and Mr. Machado had a telephone conversation at Dr. Chalberg’s request. Later that day, Dr. Chalberg emailed Mr. Machado with the names of some of the people with whom he had suggested during the call that we seek to establish relationships, including Dr. Whitcup (with whom he knew we were already in contact) and Pravin Dugel, M.D.
On February 3, 2020, Mr. Kam emailed Dr. Lupher to provide commentary on eight people with whom he suggested we seek to establish or enhance relationships, including Dr. Chalberg, Dr. Whitcup and Dr. Dugel. With respect to Dr. Chalberg, he said, among other things, “He really should be Executive Chairman, CEO, or whatever but has other commitments and knows that his association with Avalanche 1.0 does not help shake the Avalanche 2.0 image.”
On April 13, 2020, Mr. Kam emailed Ms. Thedinga, Sandeep Bagchi, our executive director of business development, Dr. Lupher and Dr. Chalberg to suggest that we use our technology to pursue the development of a vaccine against SARS-CoV-2, the coronavirus that causes COVID-19. A cross-disciplinary group from the Adverum management team conducted an extensive investigation of this proposal and concluded for a variety of reasons that Adverum should not pursue it. On May 17, 2020, Ms. Patterson sent Dr. Lupher an email describing the investigation and conclusion, and Dr. Lupher replied the next day expressing his agreement with the team’s decision. Dr. Lupher subsequently reported Adverum’s decision to Mr. Kam.
On April 16, 2020, following interviews with the directors and upon the unanimous recommendation of our Nominating and Corporate Governance Committee, our Board unanimously appointed Dr. Whitcup to the Board. In connection with this appointment, the size of the Board was increased from nine to ten members. In anticipation of a reduction in the number of Class III directors at our 2020 Annual Meeting, our Board unanimously increased the number of Class III directors from three to four and designated Dr. Whitcup a Class III director with a term expiring at our 2020 Annual Meeting.
Also on April 16, 2020, as a result of, among other things, overlapping skillsets, and upon the unanimous recommendation of our Nominating and Corporate Governance Committee, our Board unanimously determined it was in the best interests of Adverum and our stockholders to nominate for reelection only two of the three incumbent Class III directors whose terms were expiring at the 2020 Annual Meeting. In connection therewith, and upon the unanimous recommendation of our Nominating and Corporate Governance Committee, our Board unanimously determined that the size of the Board would decrease from ten to nine directors and the number of Class III directors would decrease from four to three upon the expiration of the Class III directors’ terms at our 2020 Annual Meeting.
On June 15, 2020, Dr. Fischer joined Adverum as chief executive officer, and Ms. Patterson ceased to serve as our chief executive officer but remained our president. In the early months of Dr. Fischer’s tenure, Mr. Machado and Dr. Fischer began focusing on potential areas for Board development and identified commercial experience and managed care and reimbursement expertise as two highly desirable skillsets to add.
On June 25, 2020, Mr. Kam and Dr. Fischer spoke by telephone. Mr. Kam welcomed Dr. Fischer to Adverum and, among other things, noted that Dr. Fischer’s background matched what Mr. Kam was looking for in our chief executive officer.

On August 10, 2020, we issued a press release announcing positive interim data from Cohorts 1-4 in our OPTIC phase 1 clinical trial of ADVM-022 intravitreal gene therapy for wet age-related macular degeneration (“wAMD”). We also provided business updates, including an update on our intention to seek regulatory authorities’ input as we progressed toward initiating a pivotal clinical trial in mid-2021.
On August 31, 2020, Mr. Kam sent Mr. Machado the following email, to which Mr. Machado replied later that day:
Hi Pat,
I will be sending the attached letter to Laurent in the next couple days. I don’t want the board to feel blindsided or for there to be any misunderstanding, so I am sending it to you ahead of that.
We are so close now with Adverum. Great asset, great board, a new CEO that could easily be great. We just need to solve some lingering issues, which I think are eminently fixable. I am humbled and very appreciative for your service to the company. Thank you.
Best,
lk
The letter attached to this email, which Mr. Kam separately emailed to Dr. Fischer on September 2, 2020, reiterated his previous criticism of our handling of various company business strategies and suggested that we should explore different approaches to inflammation management as our highest priority. Dr. Fischer replied later that day to schedule a telephone call for follow-up discussion.
On September 8, 2020, Mr. Kam and Dr. Fischer spoke by telephone. They discussed the criticisms in Mr. Kam’s September 2, 2020 letter and Dr. Fischer’s responses to them and agreed to schedule quarterly telephone calls with a view toward building a constructive relationship.
On September 9, 2020, Mr. Kam introduced Dr. Fischer by email to Leo A. Kim, M.D., Ph.D., a retinal surgeon who had co-authored a 2016 paper on an experiment to investigate the immunological response to AAV capsids within the vitreous of non-human primates. Dr. Fischer had a telephone conversation with Dr. Kim later that day. Dr. Kim stated that his research focus had shifted away from ocular gene therapy but offered several suggested approaches to managing the immunologic response to ADVM-022. Dr. Fischer subsequently confirmed with our management team that these approaches had previously been considered and not recommended by a group of our scientific advisors and uveitis experts who met in February 2020 to advise us on inflammation management.
On September 11, 2020, Mr. Kam and Mr. Machado exchanged emails. Mr. Kam stated that he had spoken with Dr. Fischer and believed they were aligned that addressing inflammation management was Dr. Fischer’s highest priority. Mr. Machado confirmed that the issue of inflammation management was receiving the entire Adverum team’s attention. Mr. Machado also requested that Mr. Kam use Dr. Fischer and, when appropriate, Mr. Machado as his points of contact with Adverum. Mr. Machado specifically requested, that Mr. Kam not seek to communicate with Adverum through Dr. Lupher, despite their longstanding relationship. Mr. Kam replied later that day, stating that he is very sensitive to that issue.
On September 24, 2020, Mr. Kam emailed Dr. Fischer and Mr. Machado to provide a link to a replay of a sell-side analyst’s discussion with retina key opinion leaders and a memo from Mr. Kam expressing his dissatisfaction with our approaches to management of the immunologic response to ADVM-022 and suggesting alternative approaches. Mr. Kam also requested that Dr. Fischer schedule a telephone call for follow-up discussion. Dr. Fischer replied later that day.
On September 30, 2020, Mr. Kam and Dr. Fischer spoke by telephone. Their discussion focused primarily on our approach to managing the immunologic response to ADVM-022, including Mr. Kam’s frustration with what he considered to be inadequate progress on this issue and with our communications with investors on this subject, particularly those of our chief medical officer.
In October 2020, seeking to add significant commercial expertise to the Board, Mr. Machado began the recruitment of Dawn Svoronos that led to her subsequent interviews with the other directors and appointment to our Board upon the unanimous recommendation of its Nominating and Corporate Governance Committee.

Early in the fourth quarter of 2020, Mr. Machado began discussing with other members of the Board the desirability of maintaining a maximum Board size of nine by rotating off incumbent directors with overlapping skillsets as new directors joined. He identified Eric Carter, M.D., Ph.D. and Rekha Hemrajani, whose terms would be expiring at our 2021 Annual Meeting, as directors with skillsets that—while valuable—were also possessed by multiple other incumbent directors. Mr. Machado had discussed these views and observations with all of the other directors by mid-January 2021.
On December 9, 2020, our Board unanimously appointed Dawn Svoronos to the Board. In connection with this appointment, the size of the Board was increased from nine to ten members. In anticipation of a reduction in the number of Class I directors at our 2021 Annual Meeting, our Board unanimously increased the number of Class I directors from three to four and designated Ms. Svoronos a Class I director with a term expiring at our 2021 Annual Meeting.
In mid-December 2020, seeking to add significant managed care and reimbursement expertise to the Board, Dr. Fischer and Mr. Machado began the recruitment of Reed Tuckson, M.D. that led to his subsequent interviews with the other directors and appointment to our Board upon the unanimous recommendation of its Nominating and Corporate Governance Committee.
On January 4, 2021, Mr. Kam and Dr. Fischer spoke by telephone. Dr. Fischer provided an update regarding our business and discussed the possibility, in light of recent feedback from the U.S. Food and Drug Administration (“FDA”) to another gene therapy company, that the FDA might permit an acceleration of the development timeline for ADVM-022 at our upcoming end-of-phase-1 meeting.
On January 7, 2021, we issued a press release announcing plans for a new Good Manufacturing Practices facility in Durham, North Carolina. We also announced our intention to invest over $80 million in the facility in order for it to be production-ready by the end of 2023 and that the new facility would create more than 200 jobs.
On January 8, 2021, Mr. Machado advised Dr. Carter and Ms. Hemrajani that, due to overlaps between their skillsets and those of other directors and in the interest of maintaining a manageable-sized Board, he expected that the Board would not include them in the slate to be nominated for election at the 2021 Annual Meeting, such that the size of the Board would be reduced by two directors upon the conclusion of their service.
On January 11, 2021, we issued a press release announcing the completion of patient enrollment in our INFINITY phase 2 clinical trial of ADVM-022 intravitreal gene therapy for diabetic macular edema. We also provided business updates, including confirmation of our previously announced intention to meet with regulatory authorities regarding ADVM-022 for wAMD in the first quarter of 2021.
On February 16, 2021, Sonic and Mr. Kam filed with the SEC a Schedule 13G reporting aggregate beneficial ownership of 5,216,151 shares of our common stock, representing approximately 5.4% of our outstanding shares, and certifying that such shares were not acquired or held for the purpose or with the effect of changing or influencing control of Adverum.
On February 19, 2021, our Board unanimously appointed Reed Tuckson, M.D. to the Board. In connection with this appointment, the size of the Board was increased from ten to eleven members. In anticipation of a reduction in the number of Class I directors at our 2021 Annual Meeting, our Board unanimously increased the number of Class I directors from four to five and designated Dr. Tuckson a Class I director with a term expiring at our 2021 Annual Meeting.
On March 1, 2021, we issued a press release announcing that we had gained alignment with the FDA on the clinical development path for ADVM-022 in wAMD. We also announced that we had gained alignment with the FDA on both clinical development and CMC requirements to support a biologics license application submission anticipated in 2024, which would be ahead of previous submission timing forecasts.
Also on March 1, 2021, we filed our Annual Report on Form 10-K for the year ended December 31, 2020, in which we stated that, based on discussions with our Board’s Nominating and Corporate Governance Committee, we anticipated that, in connection with our 2021 Annual Meeting, our Board would nominate a slate consisting of Ms. Svoronos and Dr. Tuckson for reelection as Class I directors with terms expiring at our 2024 Annual Meeting.
On March 15, 2021, Mr. Kam emailed to Mr. Machado and us a letter in which he stated Sonic’s intention to nominate five director candidates at our 2021 Annual Meeting and attached a second letter to us dated March 18,

2021 criticizing numerous aspects of our corporate performance and corporate governance practices and certain of Dr. Fischer’s private social media posts and other actions. Mr. Kam’s letter also stated that a copy of the second letter would be publicly filed with the SEC in conjunction with a Schedule 13D to be filed by Sonic with a target filing date of March 18, 2021. The March 15 letter stated that Sonic’s counsel would contact our counsel to see if there was a possibility of a private settlement. Sonic’s counsel emailed our counsel later that day to request a telephone conference.
On March 16, 2021, Sonic emailed to us a letter setting forth a demand for inspection of certain of our books and records pursuant to the Delaware General Corporation Law. On March 25, 2021, our counsel emailed to Sonic a letter rejecting its demand for failure to satisfy multiple legal requirements.
Also on March 16, 2021, our counsel and Sonic’s counsel spoke by telephone. Our counsel stated that, based on interactions with certain of our directors, it was unlikely that our Board would be in a position to respond to Mr. Kam’s letters by Sonic’s target SEC filing date. They also called Sonic’s counsel’s attention to our Form 10-K disclosure regarding the number of director seats that were anticipated to be up for election at the 2021 Annual Meeting. Sonic’s counsel requested a copy of the form necessary to give formal notice of intention to nominate directors, which was provided later that day.
Also on March 16, 2021, at our Board’s request, Mr. Scopa contacted Mr. Kam by telephone seeking to schedule a telephonic meeting on March 22, 2021. Mr. Scopa stated that the purpose of the meeting would be for Mr. Scopa, Dr. Fischer, Mr. Machado and Dr. Woiwode to discuss certain then confidential information relevant to the points made in Mr. Kam’s March 18 letter. Mr. Kam agreed to schedule the meeting but stated that he believed it was unlikely all of his concerns would be addressed.
Also on March 16, 2021, Dr. Woiwode, who had previously advised us that he was considering asking our Board not to nominate him for reelection as a director, confirmed his willingness to be nominated for a new term.
On March 17, 2021, we issued a press release announcing our updated anticipated slate of director candidates for the 2021 Annual Meeting, consisting of Ms. Svoronos, Dr. Tuckson and Dr. Woiwode. We also disclosed that Sonic had advised us of its intention to nominate five director candidates, as well as copies of Mr. Kam’s March 15 and March 18 letters. In addition, we announced that our new chief scientific officer plans to join Adverum in the second quarter and we have initiated a comprehensive search for a new chief medical officer following the planned departure of Dr. Osborne from that position.
Also on March 17, 2021, Sonic’s counsel emailed to our counsel a letter stating Sonic’s intention to give our stockholders the opportunity to vote for all five of its intended nominees at our 2021 Annual Meeting.
On March 18, 2021, Sonic and Mr. Kam filed with the SEC a Schedule 13D reporting aggregate beneficial ownership of 6,131,432 shares of our common stock, representing approximately 6.3% of our outstanding shares, and describing, among other things, their delivery to us of the above-described letters.
On March 24, 2021, Sonic emailed to us a letter and other documents providing formal notice of its intention to nominate at our 2021 Annual Meeting four of the five candidates named in its March 18 letter.
On March 25, 2021, Sonic emailed to us a letter and other documents providing formal notice of its intention to nominate at our 2021 Annual Meeting a fifth candidate who had not been named in its March 18 letter.
On April 3, 2021, our Board (i) upon the unanimous recommendation of the independent directors, unanimously approved the nomination of a slate consisting of Ms. Svoronos, Dr. Tuckson and Dr. Woiwode for reelection as Class I directors at the 2021 Annual Meeting and (ii) determined that the authorized number of directors and the number of Class I directors will be reduced concurrently with the resignation or death of any Class I director at any time prior to our 2021 Annual Meeting.
On April 3 and 4, 2021, in order to facilitate the Board’s determination to reduce the size of the Board, Ms. Hemrajani and Dr. Carter, respectively, delivered to us a resignation from the Board effective 48 hours prior to the scheduled time of our 2021 Annual Meeting, as set forth in our definitive proxy statement for the meeting, as such time may be changed by action of our Board.
On April 5, 2021, we filed a preliminary proxy statement at the direction of our Board.

On April 6, 2021, our counsel emailed Sonic's counsel to advise Sonic that our Board's Nominating and Corporate Governance Committee may wish to interview certain of its proposed nominees and request contact information for the proposed nominees for this purpose.
On April 13, 2021, we received two letters from Sonic setting forth demands for inspection of certain of our books and records pursuant to the Delaware General Corporation Law.
On April 14, 2021, Sonic’s counsel emailed our counsel to ask questions about the conditions under which any interviews of its nominees would occur.
*****
We have omitted from the foregoing any information with respect to numerous interactions between Mr. Kam and Dr. Lupher and/or Mr. Scopa. Dr. Lupher and Mr. Scopa were appointed to our Board in May 2019 pursuant to our Cooperation Agreement with Sonic and Mr. Kam. In addition, Mr. Kam and Dr. Lupher have been personal friends for many years since they attended graduate school together and communicate frequently on a wide range of personal and professional subjects. Mr. Kam has frequently communicated with Dr. Lupher and Mr. Scopa, orally and electronically, to express opinions and suggestions regarding our strategy and operations. Since our Board has not authorized Dr. Lupher or Mr. Scopa to communicate with Mr. Kam or other third parties on our behalf except in isolated instances, any communications between Mr. Kam, on one hand, and Dr. Lupher or Mr. Scopa, on the other, that are omitted from the foregoing represent personal communications and not those of Adverum. The foregoing also omits numerous routine communications between Mr. Kam and our investor relations personnel.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Board and Corporate Governance Highlights
Our Board is made up of directors with extensive experience leading and advising biotechnology and pharmaceutical companies. Our Board strives to ensure that our directors have backgrounds that collectively add significant value to our strategic decisions and enable them to provide oversight of management to ensure accountability to our stockholders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, as well as to ensure diversity within the boardroom.
We believe that a diversity of viewpoints, background, experience and other characteristics, such as gender, race, ethnicity, culture, nationality and sexual orientation, are an important part of the composition of our Board. To this end, in 2018 our Board adopted the so-called “Rooney Rule,” by amending our Corporate Governance Guidelines to provide that when evaluating candidates for nomination and new directors, the Board shall:
•
consider candidates with diverse backgrounds in terms of knowledge, experience, skills and other characteristics in the context of our needs at that point in time with a view to creating a Board with a diversity of experience and perspectives; and

•
include in the pool from which new director nominees are chosen by the Board candidates with a diversity of gender, race, ethnicity, culture, nationality or sexual orientation (and any third-party engaged to identify candidates for such pool will be asked to include such candidates).

Our Board’s Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. Through their work, we have assembled a Board composed of members with diverse backgrounds, skills and experience, and we believe this diversity contributes to an effective and well-balanced Board that is able to provide valuable insight into, and effective oversight of, our senior management team.
Below is a breakdown of the composition of our nominees for director and directors continuing following the 2021 Annual Meeting by gender, underrepresented minority, board independence, non-employee status, and tenure of service (as of April 15, 2021), as well as the skills and experience possessed by our nominees for director and directors continuing following the 2021 Annual Meeting across selected categories that we believe are valuable to the oversight of our business.

Director Skills and Experience
Board of Directors...
Executive Leadership
Finance / Accounting / Audit
Healthcare
Operations
Research and Development
Risk Management
Strategic Planning
0
2
4
6
8
10

General
Our Board is divided into three classes. Each class has a three-year term. Except as otherwise provided by law, vacancies on our Board may be filled only by individuals elected by a majority of the remaining directors. A director elected by our Board to fill a vacancy in a particular class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.
Our Board currently consists of eleven directors and no vacancies, divided into the three following classes:
•
The Class I directors are Eric G. Carter, M.D., Ph.D., Rekha Hemrajani, Dawn Svoronos, Reed V. Tuckson, M.D. and Thomas Woiwode, Ph.D., whose terms will expire at the 2021 Annual Meeting of Stockholders;

•	The Class II directors are Patrick Machado, Laurent Fischer, M.D. and James Scopa, whose terms will expire at the 2022 Annual Meeting of Stockholders; and
•	The Class III directors are Mehdi Gasmi, Ph.D., Mark Lupher, Ph.D. and Scott M. Whitcup, M.D., whose terms will expire at the 2023 Annual Meeting.
As previously disclosed, our Board has determined to decrease the size of our Board to nine members effective concurrently with the effectiveness of the resignations of Eric G. Carter and Rekha Hemrajani and, accordingly, there are only three seats up for election as Class I directors. The three Adverum nominees as Class I directors are Ms. Svoronos, Dr. Tuckson and Dr. Woiwode, each of whom have agreed to stand for election as Class I directors. Each nominee was selected by the Board upon the unanimous recommendation of the Nominating and Corporate Governance Committee. Dr. Woiwode was previously elected to our Board by our stockholders. Ms. Svoronos was appointed to our Board in December 2020 and Dr. Tuckson was appointed to the Board in February 2021. Ms. Svoronos was recommended to our Board by Mr. Machado, and Dr. Tuckson was recommended to our Board by

Dr. Fischer. Each of these three nominees is submitted for re-election to the Adverum Board on the WHITE proxy card. The specific experience, qualifications, attributes and skills of each nominee that led the Board to conclude that the individual should serve as a director are described in each nominee’s biography below. If elected, each nominee will serve for a three-year term expiring at the 2024 annual meeting of stockholders, or until his or her successor is elected and has qualified, or until his or her earlier death, resignation or removal.
Vote Required for Approval
Pursuant our Bylaws, our directors are elected by a plurality of the votes cast. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected to the Board. The persons named as proxies on the WHITE proxy card intend to vote the proxies “FOR ALL” three of Adverum’s nominees named below unless you indicate on the WHITE proxy card a vote to “WITHHOLD” your vote with respect to any of these nominees. Cumulative voting is not permitted. In the event that any nominee named below should become unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Nominating and Corporate Governance Committee of the Adverum Board. If any such substitute nominee(s) are designated, we will file an amendment to the proxy statement and a WHITE proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC. Each nominee named below has consented to be named as a nominee in this proxy statement and has agreed to serve if elected, and the Adverum Board has no reason to believe that any such nominee will be unable to serve.
Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by March 25, 2021. We did not receive any such notices other than the notices from Sonic, and no other nominations for election to our Board may be made by stockholders at the 2021 Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE THREE CLASS I NOMINEES FOR DIRECTOR. IF NOT OTHERWISE SPECIFIED, VOTES SUBMITTED ON THE WHITE PROXY CARD WILL BE VOTED “FOR ALL” OF THE THREE CLASS I NOMINEES FOR DIRECTOR.
The Board of Directors unanimously recommends that you disregard any green proxy card that may be sent to you by Sonic. Voting to “WITHHOLD” with respect to Sonic’s nominees on its green proxy card is not the same as voting “FOR” our Board of Directors’ nominees, because a vote to “WITHHOLD” with respect to Sonic’s nominees on its green proxy card will revoke any previous proxy submitted by you. If you have already voted using a green proxy card sent to you by Sonic, the Board unanimously recommends that you revoke it by via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated, validly executed proxy that you submit will be counted.
Our nominees for director and directors continuing following the 2021 Annual Meeting and their ages as of April 15, 2021 are:
Name	Age	Board Position	Director Since
Patrick Machado(1)(2)(3)	57	Chair of the Board	Mar. 2017
Laurent Fischer, M.D.	57	Director	Jun. 2020
Mehdi Gasmi, Ph.D.(4)	54	Director	Sep. 2019
Mark Lupher, Ph.D.(4)	50	Director	May 2019
James Scopa(1)(2)	62	Director	May 2019
Dawn Svoronos(1)(3)	67	Director	Dec. 2020
Reed V. Tuckson, M.D.	70	Director	Feb. 2021
Scott M. Whitcup, M.D.(3)(4)	61	Director	Apr. 2020
Thomas Woiwode, Ph.D.(3)(4)	49	Director	May 2016
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee of the Board.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the Research and Development Committee.

In addition, Rekha Hemrajani, a current director, is a member of the Audit Committee, and Eric G. Carter, M.D., Ph.D., a current director, is a member of the Compensation Committee and Research and Development Committee.
The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee for director and each director whose term will continue after the 2021 Annual Meeting. Our Board and management encourage each nominee for director and each continuing director to attend our annual meetings of stockholders.
NOMINEES FOR CLASS I DIRECTOR – To be elected for a three-year term expiring at the 2024 Annual Meeting of Stockholders
Dawn Svoronos Ms. Svoronos has more than 30 years of experience in the biopharmaceutical industry, including extensive commercial work with the multinational pharmaceutical company Merck & Co. Inc., where she held roles of increasing seniority over more than 20 years of service. Prior to her retirement from Merck in 2011, Ms. Svoronos most recently served as President of Merck in Europe/Canada from 2009 to 2011, President of Merck in Canada from 2006 to 2009 and Vice-President of Merck for Asia Pacific from 2005 to 2006. Ms. Svoronos currently serves on the boards of directors of Global Blood Therapeutics, Inc., PTC Therapeutics, Inc., Theratechnologies Inc. and Xenon Pharmaceuticals, Inc. Previously, Ms. Svoronos served on the boards of directors of Medivation Inc. and Endocyte, Inc. Ms. Svoronos also serves on the board of directors of Agnovos Healthcare Company, a privately held biotechnology company. She received a B.A. in English and French literature from Carleton University in Ottawa, Canada. Ms. Svoronos has been chosen to serve on our Board due to her extensive global biopharmaceutical and commercial leadership experience.
Reed V. Tuckson, M.D. Dr. Tuckson has served as the managing director of Tuckson Health Connections, a private consulting company since 2013. Previously, he served as the executive vice president and chief of medical affairs of UnitedHealth Group, a managed care company. Dr. Tuckson also served as senior vice president for professional standards of the American Medical Association; president of the Charles R. Drew University of Medicine and Science in Los Angeles, California; senior vice president for programs of the March of Dimes Birth Defects Foundation; and Commissioner of Public Health for the District of Columbia. Dr. Tuckson currently serves on the board of directors of CTI BioPharma Corp., Alliance for Health Policy, Project Sunshine, on the Advisory Board of the National Institutes of Health Clinical Center and on several committees of the National Academy of Medicine. Dr. Tuckson previously served on the board of directors of Acasti Pharma, Inc. and LifePoint Health, Inc. Dr. Tuckson received his B.S. from Howard University and his M.D. from the Georgetown University School of Medicine. He completed the Hospital of the University of Pennsylvania’s General Internal Medicine Residency and Fellowship programs. Dr. Tuckson has been chosen to serve on our Board due to his experience in multiple facets of the healthcare industry, including extensive healthcare policy expertise, from clinical services administration and medical policies to consumer health engagement.
Thomas Woiwode, Ph.D. Dr. Woiwode has served in various investment and operational roles at Versant Venture Management, LLC, a healthcare investment firm, including Managing Director since July 2014 and a Venture Partner from 2011 to 2014. From 2011 to 2013, Dr. Woiwode served as Chief Operating Officer of Okarios AG, a biopharmaceutical company. Previously, Dr. Woiwode co-founded EuroVentures, a wholly owned biotechnology incubator within Versant, and in this role, served as the founding Chief Business Officer for three biotechnology portfolio companies. Prior to Versant, Dr. Woiwode served as a Research Scientist at XenoPort, Inc., a biotechnology company. Dr. Woiwode currently serves on the boards of directors of Aligos Therapeutics, Inc., Gritstone Oncology, Inc. and Passage Bio, Inc., as well as several private companies. Dr. Woiwode previously served on the board of directors of Audentes Therapeutics, Inc. and Crispr Therapeutics AG, both public biotechnology companies. Dr. Woiwode received a B.A. in English and a B.S. in Chemistry from the University of California, Berkeley and a Ph.D. in Organic Chemistry as an NSF Fellow from Stanford University. We believe that Dr. Woiwode is qualified to serve on our board of directors due to his educational background, his experience as a board member and senior executive of biotechnology and pharmaceutical companies, and his experience as an investor in new life sciences companies.

CLASS II DIRECTORS – To continue in office until the 2022 Annual Meeting of Stockholders
Laurent Fischer, M.D. Dr. Fischer became our Chief Executive Officer in June 2020. Prior to that, Dr. Fischer served as senior vice president, head of the liver therapeutic area at Allergan PLC, a global pharmaceutical company, from November 2016 to June 2020, in which role he was responsible for the Liver Therapeutic R&D pipeline. Dr. Fischer served as chief executive officer of Tobira Therapeutics, a clinical-stage biopharmaceutical company from 2013 until Allergan acquired Tobira Therapeutics in November 2016, in which role he was responsible for taking the company public, completing the first study in NASH demonstrating an anti-fibrotic effect and selling the company to Allergan. Prior to Tobira, he served as chairman and chief executive officer of Jennerex, Inc., until its acquisition by SillaJen Biotherapeutics, Inc. Prior to Jennerex, he was co-founder, president and chief executive officer of Ocera Therapeutics and president and chief executive officer of Auxeris Therapeutics, Inc. Dr. Fischer serves as chairman of the board of directors of CTI Biopharma and on the board of directors at Mirum Pharmaceuticals, Inc.. Dr. Fischer also serves on the board of directors of Lycia Therapeutics, a private company, and as a senior advisor on the Life Sciences Team at Frazier Healthcare Partners. Over the span of his career, Dr. Fischer has held roles of increasing responsibility at several companies, including, RXCentric, Inc. (now part of Allscripts Healthcare Solutions, Inc.), MedVantx Inc., Dupont Pharmaceuticals, Dupont-Merck and F. Hoffmann-La Roche. Dr. Fischer received his undergraduate degree from the University of Geneva and his medical degree from the Geneva Medical School, Switzerland. Dr. Fischer’s experience as an executive in the pharmaceutical industry, knowledge of biopharmaceuticals, and his service as our Chief Executive Officer were the primary qualifications that led the Board to conclude that he should serve on our Board.
Patrick Machado Mr. Machado was a co-founder of Medivation, Inc., a biopharmaceutical company, and served as its chief business officer from 2009 to 2014 and as its chief financial officer from 2004 until his retirement in 2014. From 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company, as senior vice president, chief financial officer and earlier as general counsel. Upon ProDuct Health’s acquisition by Cytyc Corporation, a diagnostic and medical device company, he served as a consultant to Cytyc to assist with transitional matters from 2001 to 2002. Earlier in his career, Mr. Machado worked for Morrison & Foerster LLP, an international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado currently serves on the boards of directors of Arcus Biosciences, Inc., Chimerix, Inc., Turning Point Therapeutics, Inc., Xenon Pharmaceuticals Inc. and several private companies, and previously served on the boards of directors of Axovant Sciences, Inc., Endocyte, Inc., Inotek Pharmaceuticals Corporation (now Rocket Pharmaceuticals, Inc.), Medivation, Inc., Principia Biopharma Inc., and SCYNEXIS, Inc. Mr. Machado received a B.A. in German and a B.S. in Economics from Santa Clara University and a J.D. from Harvard Law School. Mr. Machado has been chosen to serve on our Board due to his extensive experience dealing with the operational and financial issues of biopharmaceutical companies.
James Scopa Mr. Scopa has been a member of the advisory board and the investment advisory committee of OneVentures, an Australian venture capital firm, since July 2017. From January 2017 to June 2018, he was a fellow at Stanford University in the Distinguished Careers Institute. From 2005 to 2016, Mr. Scopa served on the Investment Committee of MPM Capital, a life sciences venture capital firm, and was a Managing Director in MPM Capital’s San Francisco office from 2005 to 2017. Previously, Mr. Scopa spent 18 years advising growth companies in biopharmaceuticals and medical devices at Deutsche Banc/Alex. Brown & Sons and Thomas Weisel Partners. At Deutsche Banc Alex. Brown he served as Managing Director and Global Co-Head of Healthcare Investment Banking. Mr. Scopa also serves on the boards of directors of Blade Therapeutics, Inc., DiCE Molecules SV, Inc., and Neuron23, Inc. Mr. Scopa has previously served on the boards of directors of Semma Therapeutics, Inc. (sold to Vertex Pharmaceuticals, Inc.), True North Therapeutics, Inc. (sold to Bioverativ Inc.), Conatus Pharmaceuticals Inc., Peplin Inc. (sold to LEO Pharma Inc.), Solasia Pharma K.K. and TriVascular Technologies, Inc. (sold to Endologix, Inc.). Mr. Scopa holds an A.B. from Harvard College, an M.B.A. from Harvard Business School and a J.D. from Harvard Law School. Mr. Scopa has been chosen to serve on our Board due to his extensive experience as a venture capital investor in the biotechnology and biopharmaceuticals industries, prior experience as an investment banker in those industries, and his service as a director for numerous companies.

CLASS III DIRECTORS – To continue in office until the 2023 Annual Meeting of Stockholders
Mehdi Gasmi, Ph.D. Dr. Gasmi is the principal of ClinVec Solutions, LLC, which provides adeno-associated virus (“AAV”) and lentiviral gene therapy consulting services. From September 2019 to March 2020, Dr. Gasmi, through ClinVec Solutions, LLC, provided such consulting services to us. Dr. Gasmi previously served as our president and chief scientific officer from October 2018 to September 2019. From February 2017 to October 2018, he served as our chief science and technology officer. Previously, he served as our interim chief scientific officer from July 2015 to February 2018, senior vice president, pharmaceutical development from May 2015 to July 2015, and as vice president, pharmaceutical development from November 2013 to May 2015. From December 2011 to November 2013, as principal of ClinVec Solutions, LLC, Dr. Gasmi provided AAV and lentiviral gene therapy consulting services to various companies, including to us. Prior to that, Dr. Gasmi oversaw production of clinical batches of recombinant AAV and lentiviral gene therapy products for both Genethon, a nonprofit gene therapy company, where he served as vice president of biomanufacturing from July 2009 to December 2011, and for Ceregene, a gene therapy company, where he served as senior director, product development from December 2001 to June 2009. Dr. Gasmi obtained his M.S. and his Ph.D. in Biochemistry from the Claude Bernard University in Lyon, France. Dr. Gasmi has been chosen to serve on our Board due to his prior leadership position with Adverum and his scientific expertise.
Mark Lupher, Ph.D. Dr. Lupher served as vice president of translational pharmacology and preclinical development at Sutro Biopharma, Inc., a publicly traded drug discovery, development and manufacturing company, from February 2016 to March 2020. In June 2013, Dr. Lupher founded VeritasRx Consulting, a consulting firm, and he has served as its president since that time, consulting for venture capital firms and biopharmaceutical companies, including Sutro Biopharma, Inc. from May 2014 to March 2016. Prior to VeritasRx, Dr. Lupher held various roles with Promedior, Inc., where he served as chief scientific officer from June 2010 to June 2013, as senior vice president, discovery research from June 2009 to June 2010 and as vice president, drug discovery from February 2007 to June 2009. Prior to Promedior, Dr. Lupher held various roles with ICOS Corporation from October 1998 to February 2007. Dr. Lupher received a Ph.D. in immunology from Harvard University and a B.S. in microbiology from the University of Washington. Dr. Lupher has been chosen to serve on our Board due to his drug development experience.
Scott M. Whitcup, M.D. Dr. Whitcup is the founder and chief executive officer of two companies focused on developing new therapies in ophthalmology and dermatology, Akrivista LLC and Whitecap Biosciences LLC, positions he has held since October 2015 and November 2015, respectively. He has also served on the clinical faculty at the UCLA Stein Eye Institute since July 2003. Previously, Dr. Whitcup served in a number of positions at Allergan, Inc., most recently as the executive vice president of research and development and chief scientific officer, from April 2009 to March 2015. Earlier in his career, Dr. Whitcup was the clinical director at the National Eye Institute at the National Institutes of Health. He previously served on the boards of directors of Menlo Therapeutics Inc., a biopharmaceutical company, and Nightstar Therapeutics plc, a gene therapy company, and currently serves on a number of private company boards. Dr. Whitcup earned a B.A. from Cornell University and an M.D. from Cornell University Medical College. He completed an internal medicine residency at UCLA and an ophthalmology residency at Harvard University at the Massachusetts Eye and Ear Infirmary. Dr. Whitcup has been chosen to serve on our Board due to his extensive experience in the discovery, development, and commercialization of drug products, his ophthalmologic expertise and his experience serving as a director for public companies.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021, and is seeking ratification of such selection by our stockholders at the 2021 Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 2018. Representatives of Ernst & Young LLP are expected to be present at the 2021 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Adverum and our stockholders.
Auditor Fees
For the fiscal years ended December 31, 2020 and 2019, Ernst & Young LLP billed the approximate fees set forth below. All fees described in the table below were preapproved by the Audit Committee.
	Year Ended December 31,
	2020	2019
Audit Fees(1)	$1,263,700	$955,500
Audit-Related Fees(2)	—	7,000
Tax Fees	—	—
All Other Fees(3)	2,000	4,100
Total All Fees	$1,265,700	$966,600
(1)
This category consists of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

(2)	Amounts reported in this category consist of fees relating to impact of new accounting guidance.
(3)	Amounts reported in this category consist of subscription fees to the Ernst & Young LLP Accounting Standards and EY Analysis.
Preapproval Policies and Procedures
The Audit Committee is responsible for reviewing the terms of the proposed engagement of the independent registered public accounting firm for audit or permissible non-audit services and for preapproving all such engagements. The Audit Committee has adopted a policy for the preapproval of all audit and non-audit services to be performed for us by the independent registered public accounting firm. In providing any preapproval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence. The Audit Committee has considered the role of Ernst & Young LLP in providing audit and audit-related services to us and has concluded that such services are compatible with Ernst & Young LLP’s role as our independent registered public accounting firm.
Vote Required for Approval
The affirmative vote of a majority of the shares cast in person or by proxy at the 2021 Annual Meeting (excluding abstentions and broker non-votes, if any) will be required to ratify the selection of Ernst & Young LLP.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021. IF NOT OTHERWISE SPECIFIED, VOTES SUBMITTED ON THE WHITE PROXY CARD WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS2
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://investors.adverum.com.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Adverum’s audited financial statements for the fiscal year ended December 31, 2020. The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), Adverum’s independent registered public accounting firm for fiscal year 2020, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee received from E&Y the written disclosures and the letter required by the applicable requirements of the PCAOB regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y its independence. Finally, the Audit Committee discussed with E&Y, with and without management present, the scope and results of E&Y’s audit of our financial statements for the fiscal year ended December 31, 2020.
Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC.
Audit Committee

Rekha Hemrajani
Patrick Machado
James Scopa
[2]
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Adverum under the Securities Act or the Exchange Act.

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
Accordingly, the Board is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to Adverum’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on our Board, our Compensation Committee or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires “FOR” votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any).
Our stockholders have recommended, and our Board has approved, a frequency of each year for advisory votes on executive compensation. Accordingly, the next advisory vote on executive compensation will be at our 2022 Annual Meeting of Stockholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION. IF NOT OTHERWISE SPECIFIED, VOTES SUBMITTED ON THE WHITE PROXY CARD WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investors.adverum.com. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website. The reference to our website does not constitute incorporation by reference of the information contained at or available through our website.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of our directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position. A copy of our Corporate Governance Guidelines is available on our website at http://investors.adverum.com.
Board Composition
Director Independence
Our common stock is listed on The Nasdaq Global Market. Rule 5605 of the Marketplace Rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”) requires that independent directors compose a majority of a listed company’s board of directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Listing Rule 5605(a)(2) also specifies certain categories of persons who will not be considered independent, including employees, family members of executive officers and recipients of compensation from the company in excess of $120,000 during any period of twelve consecutive months within the past three years, subject to certain exceptions. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Nasdaq Listing Rule 5605(d)(2). To be considered independent for purposes of Nasdaq Listing Rule 5605(d)(2), our Board must consider all factors specifically relevant to determining whether a director has a relationship with us which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by us to such director; and whether such director is affiliated with us, a subsidiary of our company or an affiliate of a subsidiary of our company.
In April 2021, our Board undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Dr. Carter, Ms. Hemrajani, Dr. Lupher, Mr. Machado, Mr. Scopa, Ms. Svoronos, Dr. Tuckson, Dr. Whitcup and Dr. Woiwode is independent within the meaning of Rule 5605 of the Nasdaq Listing Rules. Our Board also determined that Ms. Hemrajani, Mr. Machado, Mr. Scopa and Ms. Svoronos, who compose our Audit Committee, Dr. Carter, Mr. Machado and Mr. Scopa, who compose our Compensation Committee, satisfy the independence standards for those committees established by applicable SEC rules and Nasdaq Listing Rules. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence. For example, the Board considered (i) with respect to Mr. Machado and Ms. Svoronos, the fact that both Mr. Machado and Ms. Svoronos serve on the board of directors of Xenon Pharmaceuticals, Inc., (ii) with respect to Mr. Machado and Dr. Woiwode, the fact that Mr. Machado serves on the board of directors of Turnstone Biologics, where Versant Ventures, with which Dr. Woiwode is affiliated, is a lead investor, and (iii) with respect to Dr. Tuckson, the fact that both Dr. Tuckson and Dr. Fischer serve on the board of directors of CTI Biopharma Corp.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election.
Leadership Structure of our Board
Our amended and restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and/or appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. The roles of Chair of the Board and Chief Executive Officer are currently filled by Mr. Machado and Dr. Fischer, respectively.
Mr. Machado has served as Chair of the Board since May 2019. Mr. Machado’s tenure on the Board, his experience in serving on multiple other biotechnology company boards, as well as the deep knowledge of our company gained in his role as a member of the Audit Committee of the Board, allow him to provide valuable insights and facilitate the implementation of our strategic initiatives and business plans. In our view, having a Chair that is far removed from management would have the potential to give rise to divided leadership, which could interfere with good decision making or weaken our ability to develop and implement strategy. The Board also believes, however, that Mr. Machado’s independence is an essential complement to his familiarity with our company and management representation on the Board, helping to foster an environment that is conducive to objective evaluation and oversight of management’s performance.
Board Qualifications
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a director or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective; and practical and mature business judgment, including the ability to make independent analytical inquiries. The Board believes that diversity of viewpoints, background, experience and other characteristics are an important part of its makeup, and it actively seeks these characteristics in identifying director candidates. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
In searching for qualified director candidates to fill vacancies in the Board, the Nominating and Corporate Governance Committee solicits our Board for names of potentially qualified candidates. Additionally, the Nominating and Corporate Governance Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee then considers the potential pool of director candidates, selects the candidate the committee believes best meets the then-current needs of the Board, and conducts a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a member of our Board.
To fulfill its responsibility to recruit and recommend to the Board nominees for election as directors, the Nominating and Corporate Governance Committee considers all qualified candidates who may be identified by any one of the following sources: current or former Board members, a professional search firm, Adverum executives or stockholders.
Stockholders who wish to make a recommendation or propose a director candidate for consideration by the Nominating and Governance Committee may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. All recommendations received by the Corporate Secretary will be presented to the Nominating and Governance Committee for its consideration.
We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person recommended by a stockholder or stockholder group as a nominee meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Proposed nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder recommendation for a nominee if the recommended candidate’s candidacy or, if elected, Board membership, would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the proposed nomination by stockholders was made in accordance with the procedures in our amended and restated bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the proposed nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the proposed stockholder nominee should be nominated by our Board and included in our proxy statement.
Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. If a stockholder submits a proposed nominee, the Nominating and Corporate Governance Committee will consider the proposed nominee, along with any other proposed nominees recommended by members of the Board, in the same manner in which the Nominating and Corporate Governance Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see “Procedures for Nominations of Directors by Stockholders” in this proxy statement.
Role of Board in Risk Oversight Process
We are exposed to a number of risks, including economic, environmental, operational, and regulatory risks, as well as risks resulting from the coronavirus (COVID-19) pandemic, among others. Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our Board at regular meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and key enterprise risks, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board or appropriate Board committees discuss selected risks in more detail throughout the year, including the COVID-19 pandemic and its related risks.
Board Committees
Our Board has three primary committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which are described below. In addition, the Board has a Research and Development Committee.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;
•
is responsible for reviewing our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;
•	reviews related party transactions; and
•	annually reviews the Audit Committee charter and the Audit Committee’s performance.
The current members of our Audit Committee are Ms. Hemrajani, Mr. Machado, Mr. Scopa and Ms. Svoronos. Ms. Hemrajani, Mr. Machado, Mr. Scopa have served on the Audit Committee through all of 2020 and to date, and Ms. Svoronos joined the Audit Committee on April 3, 2021. Ms. Hemrajani serves as the chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. Our Board has determined that each of Ms. Hemrajani and Mr. Machado is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the Nasdaq Listing Rules.
The Audit Committee operates under a written charter that satisfies the applicable rules and regulation of the SEC and the Nasdaq Listing Rules. A copy of the Audit Committee charter is available on our website at http://investors.adverum.com.
Compensation Committee
Our Compensation Committee reviews and approves, or may recommend to the full Board or independent members of the Board, as applicable, policies relating to compensation and benefits of our officers, directors and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets or makes recommendations to our Board regarding the compensation of these officers based on such evaluations. Our Board retains the authority to determine and approve, upon the recommendation of the Compensation Committee, the compensation of the Chief Executive Officer, unless such authority has been delegated to the Compensation Committee. The Compensation Committee also approves grants of stock options and other awards under our stock plans. In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation

Committee, but only to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, applicable Nasdaq Listing Rules, and other applicable law. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including an annual review of its charter. The current members of our Compensation Committee are Mr. Scopa (Chair), Dr. Carter and Mr. Machado.
Each of the current members of our Compensation Committee is independent under the Nasdaq Listing Rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Since 2019, Radford, a national executive compensation consulting firm, which is part of the Rewards Solutions practice at Aon plc, has been engaged by the Compensation Committee to conduct market research and analysis to assist the Compensation Committee in developing appropriate compensation and incentives for our executive officers, to advise the Compensation Committee and provide ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals from management. Radford reports directly to the Compensation Committee and does not provide any non-compensation-related services to us. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford. In reaching these conclusions, our Compensation Committee considered the factors set forth in SEC rules and the Nasdaq Listing Rules.
Our executive officers submit proposals to our Board and Compensation Committee regarding our executive and director compensation. Our Chief Executive Officer provides feedback and recommendations to our Compensation Committee with respect to executive compensation, other than her own compensation, including with regard to senior executive performance, responsibility and experience levels. The Compensation Committee often takes into consideration both our Chief Executive Officer’s input and the input of other senior executives in setting compensation levels.
The Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. A copy of the Compensation Committee charter is available on our website at http://investors.adverum.com.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. During 2020 through to April 3, 2021, the members of our Nominating and Corporate Governance Committee were Drs. Carter (Chair), Lupher and Woiwode. On April 3, 2021, the Board reconstituted the Nominating and Corporate Governance Committee and it currently consists of Mr. Machado (Chair), Ms. Svoronos, Dr. Whitcup and Dr. Woiwode. Each of the members of our Nominating and Corporate Governance Committee, both past and currently, is an independent director under the Nasdaq Listing Rules.
The Nominating and Corporate Governance Committee operates under a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on our website at http://investors.adverum.com.
Research and Development Committee
The Research and Development Committee is responsible for overseeing Adverum’s research and development programs, strategy and opportunities. The current members of our Research and Development Committee are Drs. Carter (Co-Chair), Lupher (Co-Chair), Gasmi and Whitcup.
Meetings of the Board of Directors and Committees
During 2020, our Board met seven times, the Audit Committee met four times, the Compensation Committee met seven times, the Nominating and Corporate Governance Committee met one time and the Research and Development Committee met one time. In 2020, each director attended at least 75% of the meetings of our Board and the committees on which the director served that were held while the person was a member of the applicable committee.

Limitation on Liability and Indemnification Matters
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•	any transaction from which the director derived an improper personal benefit.
Our amended and restated certificate of incorporation and amended and restated bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered, and expect to continue to enter, into agreements to indemnify our directors, executive officers and other employees as determined by our Board. We have entered into an indemnification agreement with each of our directors, including each of our Board's nominees for director. With specified exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages. To the extent the indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.
Director Attendance at Annual Meetings
Although our directors are encouraged to attend our annual meetings, attendance is not mandatory. All of our then current directors attended the 2020 Annual Meeting of Stockholders. Our Board and management team encourage all of our directors to attend the virtual 2021 Annual Meeting.
Stockholder Communications with the Board of Directors
We provide a process for stockholders to send communications to our Board, the non-employee members of the Board as a group or any of the directors individually. Stockholders may contact any of the directors, including the non-employee directors, by writing to them c/o the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. All communications will be compiled by our Corporate Secretary and submitted to our Board or individual directors, as applicable, on a periodic basis.
Procedures for Nomination of Directors by Stockholders
Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws.

We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person proposed to be nominated by a stockholder or stockholder group meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Proposed nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder nomination if the nominee’s candidacy or, if elected, Board membership would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the proposed nomination by stockholders was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the proposed nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the proposed stockholder nominee should be nominated by our Board and included in our proxy statement.
Notices of nominations should be directed to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063, and must be received only during the period specified above under “When are stockholder proposals due for next year’s annual meeting?” in the section “Questions and Answers about the 2021 Annual Meeting.”
Prohibition on Hedging
Our insider trading policy, which applies to all of our officers, directors, and employees, prohibits hedging and monetization transactions, such as zero-cost collars and forward sale contracts, that allow individuals to continue to own the covered securities but without the full risks of ownership. Margin purchases, holding securities in a “margin account,” and pledging our securities as collateral to secure loans is also prohibited.
NON-EMPLOYEE DIRECTOR COMPENSATION
Overview
The Compensation Committee reviews pay levels for non-employee directors periodically with assistance from its compensation consultant, Radford, which prepares a comprehensive assessment of our non-employee director compensation program. That assessment includes benchmarking of director compensation against the same peer group used for executive compensation purposes, an update on recent trends in director compensation and a review of related corporate governance best practices. Following that review, either the Compensation Committee or the Board, consistent with the recommendation of the Compensation Committee, has determined the non-employee director compensation program that will be in effect until the next such determination.
Non-Employee Director Compensation Policy
Under our non-employee director compensation policy, each non-employee director receives the following cash compensation for Board and standing committee service, as applicable:
•	$40,000 per year for service as a Board member;
•	$35,000 per year for service as a non-employee Chair of our Board;
•	$20,000 per year for service as chair of the Audit Committee;
•	$15,000 per year for service as chair of the Compensation Committee;
•	$10,000 per year for service as chair of the Nominating and Corporate Governance Committee;
•	$15,000 per year for service as chair of the Research and Development Committee;
•	$10,000 per year for service as non-chair member of the Audit Committee;
•	$7,500 per year for service as non-chair member of the Compensation Committee;
•	$5,000 per year for service as non-chair member of the Nominating and Corporate Governance Committee; and
•	$7,500 per year for service as non-chair member of the Research and Development Committee.

Annual cash retainers for service as a non-employee Chair of our Board, chair of a committee or non-chair member of the committee are in addition to the annual cash retainer for service as a Board member. Cash retainers are prorated for any partial years of service. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.
Option Awards
Pursuant to our non-employee director compensation policy, the non-employee directors receive grants of non-statutory stock options under our 2014 Equity Incentive Plan (the “2014 Plan”). For purposes of these awards, a non-employee director is a director who is not employed by us. Pursuant to our non-employee director compensation policy as in effect through March 30, 2021, each non-employee director who joined the Board was automatically granted an option to purchase 45,000 shares of our common stock (an “Initial Grant”). Initial Grants vest ratably in annual installments over three years of service following the date of grant.
In addition, pursuant to our non-employee director compensation policy as in effect during 2020 and through March 30, 2021, on the date of our annual meeting of stockholders, (i) each non-employee director receives an annual equity award under our 2014 Plan of options to purchase 30,000 shares of our common stock and (ii) the Chair of the Board receives an additional option to purchase 10,000 shares of common stock (each of (i) and (ii), an “Annual Grant”). The foregoing notwithstanding, the program in effect at the beginning of 2020 provided that the Annual Grant granted pursuant to (ii) above was granted on January 1, 2020 and was for 15,000 shares rather than 10,000 shares, and that no grant pursuant to (ii) above was made at the 2020 Annual Meeting. Annual Grants vest in full on the earlier to occur of the first anniversary of the grant date or the next annual meeting (18 months from the date of grant or the 2021 Annual Meeting of stockholders in the case of the grant pursuant to (ii) above). All such options have a maximum term of ten years.
Effective March 31, 2021, our non-employee director compensation policy was amended to enable us to maintain alignment of our director equity compensation with our peer group as stock prices fluctuate. Under the amended policy, each Initial Grant covers a number of shares having a grant-date fair value (determined as provided in the plan) of $520,000, each Annual Grant pursuant to (i) above covers a number of shares having a grant-date fair value of $260,000 and each Annual Grant pursuant to (ii) above covers a number of shares having a grant-date fair value of $90,000.
Total Non-Employee Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board during the year ended December 31, 2020:
Name	Fees Earned Or Paid In Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Eric G. Carter M.D., Ph.D.	72,500	547,368	—	619,868
Mehdi Gasmi, Ph.D.	47,500	547,368	346,439(3)	611,190
Rekha Hemrajani	60,000	547,368	—	607,368
Mark Lupher, Ph.D.	60,000	547,368	—	607,368
Patrick Machado	92,500	670,358	—	762,858
James Scopa	62,816	547,368	—	610,184
Richard Spivey, Pharm.D., Ph.D.(4)	28,647	257,224	—	285,871
Dawn Svoronos	2,521	420,026		422,547
Reed V. Tuckson, M.D.(5)	—	—		—
Scott Whitcup, M.D.	33,668	1,048,320		1,081,988
Thomas Woiwode, Ph.D.	45,000	547,368	—	592,368
(1)
The reported dollar value of the option awards is equal to the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of the options awards granted during 2020. See Note 10 of the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for the assumptions used in calculating this amount.

(2)
As of December 31, 2020, the number of shares underlying option awards outstanding held by each non-employee directors listed above was as follows: Dr. Carter, 179,000 shares; Dr. Gasmi, 859,000 shares; Ms. Hemrajani, 145,000 shares; Dr. Lupher, 145,000 shares; Mr. Machado, 233,369 shares; Mr. Scopa, 121,666 shares; Dr. Spivey, 182,663 shares; Ms. Svoronos, 65,000 shares; Dr. Whitcup, 90,000 shares; and Dr. Woiwode, 187,850 shares. As of December 31, 2020, the aggregate number of shares underlying RSU awards outstanding held by the non-employee directors listed above were as follows: Dr. Gasmi, 31,250 shares. No other non-employee directors held RSUs on December 31, 2020.

(3)
Amount includes (a) severance payments totaled $330,117 paid in 2020 from January through September according to the Separation and Consulting Agreement, dated July 31, 2019, between Adverum Biotechnologies, Inc. and Dr. Gasmi, and (b) consulting fees totaled $16,332 pursuant to our consulting agreement with ClinVec Solutions, LLC, under which Dr. Gasmi performed consulting services for us from September 2019 to March 2020. See the section titled “Certain Relationships and Related Party Transactions—Consulting Agreement with Affiliate of Mehdi Gasmi” for more information.

(4)
Mr. Spivey retired from our Board in June 2020, at which time the post-termination exercise period of his outstanding stock options was extended. The amount reported in the “Option Awards” column for Mr. Spivey reflects the incremental fair value resulting from these modifications.

(5)	Dr. Tuckson joined our Board in February 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Except as set forth below, we had no transactions that have occurred since January 1, 2019 and to which we were a party, in which the amount involved exceeded the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at any time from January 1, 2019 to the date of this report, had or will have a direct or indirect material interest, other than those already described in this proxy statement under the headings “Non-Employee Director Compensation” and “Executive Compensation.”
Stock Purchases by Affiliate of James Scopa
In May 2019, we entered into a common stock purchase agreement with James Scopa, a member of our Board, and Anne Kenner, as Trustees for the James P. Scopa and Anne E. Kenner Family Trust (the “Trust”), pursuant to which the Trust purchased an aggregate of 20,000 shares of our common stock at a price of $6.71 per share, for an aggregate purchase price of $134,200, payable in cash.
In our February 2020 underwritten public offering of common stock, the Trust purchased an aggregate of 10,000 shares of our common stock at a price of $13.75 per share, the public offering price in our February 2020 underwritten public offering of common stock, for an aggregate purchase price of $137,500, payable in cash.
Consulting Agreement with Affiliate of Mehdi Gasmi
In September 2019, we entered into a consulting agreement with ClinVec Solutions, LLC, of which Mehdi Gasmi is the Managing Member, pursuant to which Dr. Gasmi, a member of our Board, served as a consultant to us for six months, targeting 40 hours per month of consulting services for compensation of $700 per hour, plus reimbursement of COBRA payments during the term of the agreement and three months thereafter. The consulting agreement terminated pursuant to its terms in March 2020. During 2020 and 2019 we paid to Dr. Gasmi dba ClinVec Solutions, LLC $89,725 and $16,322, respectively, pursuant to the consulting agreement.
Stock Purchases by Laurent Fischer, M.D. and Peter Soparkar
In the August 2020 underwritten public offering of common stock, Laurent Fischer, M.D., our Chief Executive Officer, and Peter Soparkar, our Chief Legal Officer, each purchased 7,692 shares of our common stock at a price of $13.00 per share, the public offering price in our August 2020 underwritten public offering of common stock, for an aggregate purchase price of $99,996, payable in cash.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness.
As provided by our related party transaction policy, our Audit Committee will be responsible for reviewing and approving in advance the related person transaction and in doing so will consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction.

EXECUTIVE OFFICERS
Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships among our directors and executive officers. The following table provides information regarding our executive officers, including their ages and positions, as of April 15, 2021:
Name	Age	Executive Officer Position(s)
Laurent Fischer	57	Chief Executive Officer
Leone Patterson	58	President and Chief Financial Officer
Peter Soparkar	50	Chief Legal Officer
Angela Thedinga	39	Chief Technology Officer
A brief biography of each of our executive officers appears below, except for Dr. Fischer, whose biographical information appears above under “Proposal No. 1: Election of Directors” above.
Leone Patterson Ms. Patterson has served as our president since December 2019 and chief financial officer since February 2021. Ms. Patterson joined Adverum in June 2016 as chief financial officer and had served as chief executive officer from May 2018 to June 2020 and director from October 2018 to June 2020. From March 2015 to June 2016, Ms. Patterson served as the chief financial officer of Diadexus, Inc., a diagnostics company, where she was responsible for overseeing the company’s finance function. Prior to that, Ms. Patterson was vice president and chief financial officer of Transcept Pharmaceuticals, Inc., a biopharmaceutical company, from June 2012 until it was acquired by Paratek Pharmaceuticals Inc. in October 2014. From November 2010 to June 2012, Ms. Patterson served as vice president and global corporate controller of NetApp, Inc., a data management and storage company. From July 2007 to November 2010, Ms. Patterson was vice president of finance at Exelixis, Inc, a biopharmaceutical company. Before Exelixis, Ms. Patterson served as vice president of global business planning and analysis of the vaccines and diagnostics division of Novartis AG, a biopharmaceutical company, from April 2006 to July 2007. From 1999 to 2006, she held several positions, including vice president, corporate controller, at Chiron, a biotechnology company (now part of Novartis AG). From 1989 to 1999, Ms. Patterson worked in the audit practice of accounting firm KPMG, where she held various positions including Senior Manager. Ms. Patterson serves on the board of directors of Nkarta, Inc., a publicly-held clinical-stage biopharmaceutical company. Ms. Patterson earned a B.S. in business administration and accounting from Chapman University and an executive M.B.A. from St. Mary’s College. Ms. Patterson is also a Certified Public Accountant (inactive status).
Peter Soparkar Mr. Soparkar has served as our chief legal officer since October 2019. Mr. Soparkar was previously chief legal officer, corporate secretary, head of human resources and head of compliance at Counsyl, Inc. from July 2016 to September 2018, where he led support for the company’s legal and human resources needs, debt and equity financings, investor interactions, IPO preparations and acquisition by Myriad Genetics, Inc. From November 2006 to July 2016, Mr. Soparkar served in several roles, most recently as Vice President, Associate General Counsel, at Jazz Pharmaceuticals plc, where he led the legal team’s support of company operations and other business matters, including delivering on numerous debt and equity financings and four landmark transactions. Prior to Jazz Pharmaceuticals, Mr. Soparkar worked at Latham & Watkins in London and San Francisco, with a practice spanning international and domestic markets, as well as private and public transactions. He received a J.D. from New York University School of Law and a B.A. in economics and politics from Oberlin College.
Angela Thedinga Ms. Thedinga was appointed chief technology officer in February 2020. She joined Adverum in August 2019 as vice president, program management. Prior to joining Adverum, Ms. Thedinga served first as director, program management and strategy from October 2015 to July 2018, and then as vice president of program management and chief of staff, from July 2018 to June 2019 at AveXis, Inc., a gene therapy company acquired by Novartis in 2018. At AveXis, Ms. Thedinga helped develop the early manufacturing strategy which enabled AveXis to transition its early-stage AAV manufacturing process to a scalable commercial manufacturing process. As chief of staff at AveXis, Ms. Thedinga led the company-wide effort for the global simultaneous regulatory submissions and the commercial launch of a gene therapy product. Ms. Thedinga earned a Master’s degree in chemical engineering from the Massachusetts Institute of Technology, a Master of Business Administration from the MIT Sloan School of Management, a Master of Public Health from the University of North Carolina at Chapel Hill, and a Bachelor of Science in chemical engineering from the University of Wisconsin.

EXECUTIVE COMPENSATION
The following is a discussion of the material components of the executive compensation arrangements of the following persons (referred to in this proxy statement as our “named executive officers” or “NEOs”):
•	Laurent Fischer, M.D., our Chief Executive Officer;
•	Leone Patterson, our President and Chief Financial Officer, and former Chief Executive Officer(1);
•	Aaron Osborne, MBBS, our former Chief Medical Officer; and
•	Angela Thedinga, our Chief Technology Officer.
(1)
During the periods covered by the table below Ms. Patterson served as our Chief Executive Officer in 2019 and in 2020 until June 2020, as our President from December 2019, and as our Chief Financial Officer in 2019 until April 2019.

Summary Compensation Table
The following table sets forth total compensation earned by our NEOs for the years ended December 31, 2020 and 2019.
Name And Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Laurent Fischer, M.D.,(5) Chief Executive Officer	2020	327,308	—	20,703,000	267,300	1,000	21,298,608
Leone Patterson, President, Chief Financial Officer and former Chief Executive Officer	2020	515,000	—	3,403,410	382,387	17,167	3,935,577
	2019	515,000	—	1,956,320	339,900	19,098	2,830,318
Aaron Osborne, MBBS Former Chief Medical Officer	2020	440,000	—	1,701,705	231,000	11,400	2,384,105
	2019	318,750	225,000	1,686,825	150,497	1,128	2,382,200
Angela Thedinga, Chief Technology Officer	2020	369,325	—	1,602,900	196,350	12,280	2,180,855
	2019	141,667	100,000	889,420	51,307	—	1,182,394
(1)	Amounts represent a discretionary bonus, as described below under “Narrative to Summary Compensation Table - Employment Arrangements.”
(2)
Amounts reflect the aggregate grant date fair value of the options to purchase shares of our common stock granted during the fiscal year, as calculated in accordance with ASC Topic 718. For information regarding assumptions underlying the value of equity awards, see Note 10 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021. These amounts do not correspond to the actual value that the NEOs will recognize.

(3)
Amounts represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain corporate and individual performance objectives during 2020 and 2019. Please see the descriptions of the annual performance bonuses in the sections below entitled “Narrative to Summary Compensation Table - Terms and Conditions of Annual Bonuses.”

(4)	Amounts represent matching contributions under our 401(k) plan.
(5)	Dr. Fischer joined us in June 2020. Accordingly, there was no compensation paid in 2019.
Narrative Disclosure to Summary Compensation Table
Employment Arrangements
Laurent Fischer, M.D.
In connection with Dr. Fischer’s appointment as our Chief Executive Officer and a member of the Board in June 2020, we entered into offer letter with Dr. Fischer. Dr. Fischer is also a Class II director, holding office until 2022 Annual Meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal. The offer letter sets forth an annual base salary of $600,000 and eligibility to earn an annual performance bonus with a target bonus at 60% of his base salary (prorated for 2020). Pursuant to the offer letter, we granted Dr. Fischer an option to purchase 1,200,000 shares of common stock, which has an exercise price per share equal to the fair market value per share of common stock on the date of grant and vests with respect to 1/4 of the shares annually over a four-year period, subject to 24 months of accelerated vesting and a 24-month post-termination exercise period in the event of a Covered Termination (defined below) prior to the first anniversary of his hire date.
Leone Patterson
Ms. Patterson joined us as our Chief Financial Officer in June 2016. In May 2018, Ms. Patterson was appointed as Interim President and Chief Executive Officer in addition to her role as Chief Financial Officer. In October 2018, the Board promoted Ms. Patterson to Chief Executive Officer in addition to her role as Chief Financial Officer. In connection with this promotion, we and Ms. Patterson entered into an amended and restated employment agreement that increased Ms. Patterson’s annual base compensation to $515,000 per year and terminated the retention bonus payments for her service as interim Chief Executive Officer of $75,000 per quarter, in both cases effective January 1, 2019, and increased Ms. Patterson’s annual target bonus to 55% of base salary (for 2018 only for the portion of the year she served as Interim Chief Executive Officer or Chief Executive Officer, which base salary was deemed to include retention bonuses for that portion of the year). Ms. Patterson’s amended and restated employment agreement also provides that during the period in which she serves as our Chief Executive Officer, Ms. Patterson will serve as a member of our Board, subject to reelection by our stockholders. The Compensation Committee also granted Ms. Patterson an option to purchase 150,000 shares of our common stock, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.
In April 2019, upon the appointment of Thomas Leung, Ms. Patterson ceased to serve as our Chief Financial Officer but continued serving as our President and Chief Executive Officer.
In June 2020, concurrent with the appointment of Dr. Fischer, Ms. Patterson ceased to be Chief Executive Officer and a director. Ms. Patterson continues to serve as President. We entered into an amended and restated employment offer letter with Ms. Patterson pursuant to which, among other things, Ms. Patterson continues to earn an annual base salary of $515,000 and is eligible to earn an annual performance bonus with a target bonus amount equal to 55% of her base salary. In addition, the amended and restated employment offer letter provides that, in addition to any benefits provided under Ms. Patterson’s Change in Control and Severance Agreement, in the event of a Covered Termination of Ms. Patterson’s employment prior to the first anniversary of the date she ceased to be Chief Executive Officer, Ms. Patterson’s equity awards will be subject to 24 months of accelerated vesting and, for stock options, a two-year post-termination exercise period.
In January 2021, in addition to her role as President, Ms. Patterson began serving as our Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer.
Aaron Osborne, MBBS
In February 2019, in connection with Dr. Osborne’s appointment as our Chief Medical Officer, effective April 1, 2019, we entered into an employment agreement with Dr. Osborne providing for (a) a one-time signing bonus of $225,000, (b) a base salary of $425,000, (c) Dr. Osborne’s target bonus for 2019 at 40% of his base salary and (d) an option to purchase up to 450,000 shares of our common stock pursuant to our 2017 Inducement Plan, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.
Angela Thedinga
In July 2019, in connection with Ms. Thedinga’s appointment to Vice President, Program Management/Strategy, effective August 1, 2019, we entered into an employment agreement with Ms. Thedinga providing for: (a) a one-time signing bonus of $100,000; (b) a base salary of $340,000; (c) a target bonus for 2019 at 30% of her base salary; and (d) an option to purchase up to 100,000 shares of our common stock pursuant to our 2014 Equity Incentive Plan, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years. In February 2020, Ms. Thedinga was promoted to Chief Technology Officer. In connection with this promotion, Ms. Thedinga was provided with (a) bonus of $51,000,(b) an increase in base salary to $374,000, (c) an increase in her target bonus percentage for 2020 from 30% to 40% of her base salary and (d) an option to purchase up to 150,000 shares of our common stock pursuant to our 2014 Equity Incentive Award Plan, vesting as to 25% of the shares one year after the date of grant and monthly thereafter over the next three years.

Terms and Conditions of Annual Bonuses
Pursuant to our bonus program all of our NEOs are eligible to receive performance-based cash bonuses based on the achievement of certain preestablished performance objectives. The determination of the amount of bonuses paid to these NEOs reflects both achievement of corporate goals and individual performance.
Each NEO’s target bonus opportunity for fiscal year 2020 was expressed as a percentage of base salary. Dr. Fischer’s target bonus opportunity was 60% of his base salary (prorated for 2020). Ms. Patterson’s target bonus opportunity was 55% of her base salary. Dr. Osborne’s and Ms. Thedinga’s target bonus opportunities were 40% of their respective base salaries. Our Board or our Compensation Committee, as applicable, has set these target bonus opportunities based on each NEO’s experience in his or her role and the level of responsibility held by each NEO, which our Board or our Compensation Committee, as applicable, believes directly correlates to his or her ability to influence corporate results.
Our Board set certain corporate performance objectives for 2020. Each NEO’s bonus amount was further determined based on achievement of individual goals. In calculating each NEO’s achievement of his or her target bonus opportunity, weightings were assigned to achievement of corporate performance objectives and achievement of individual goals. The weighting of corporate goals to individual goals in 2020 for Dr. Fischer and Ms. Patterson was 100% corporate, and for Dr. Osborne and Ms. Thedinga, 75% corporate and 25% individual. The Compensation Committee determined that the 2020 corporate goals had been met at the 135% level. Dr. Osborne’s and Ms. Thedinga’s 2020 individual goals were each determined to have been met at the 120% level. The bonuses paid under for 2020 performance are set forth in the “Summary Compensation Table” above in the column captioned “Non-Equity Incentive Plan Compensation.”
Terms and Conditions of Equity Awards
We offer options to purchase shares of our common stock and RSU awards that may be settled for shares of our common stock to our employees, including our NEOs, as the long-term component of our compensation program. We typically grant stock options to employees when they commence employment with us and may subsequently grant additional options or RSU awards in the discretion of our Compensation Committee or our Board. Our stock options allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant.
Generally, our stock options vest as to 25% of the total number of shares subject to the option on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, and our RSU awards vest as to 25% of the total number of shares subject to the award on each anniversary of the grant, in each case subject to the holder’s continued service on each such vesting date. From time to time, equity awards may be awarded using alternate vesting schedules as the Compensation Committee or our Board determines appropriate. Stock options and RSU awards may also be subject to accelerated vesting, as described for our NEOs below.
Annual Equity Grants
In February 2020, we granted Ms. Patterson, Dr. Osborne and Ms. Thedinga options to purchase 300,000, 150,000 and 150,000 shares, respectively, vesting in accordance with our standard time-based vesting schedule described above.
Change in Control and Severance Agreements
Our NEOs are eligible to receive severance payments and benefits pursuant to change in control and severance agreements each entered into with us.
For purposes of the change in control and severance agreements, “Cause” is determined in the sole discretion of the Board and means misconduct, including: (i) the executive’s commission or the attempted commission of or participation in any crime involving fraud, dishonesty or moral turpitude that results in (or might have reasonably resulted in) material harm to our business; (ii) intentional and material damage to our property and/or misappropriation of our funds; (iii) conduct that constitutes gross insubordination, incompetence or habitual neglect of duties that results in (or might have reasonably resulted in) material harm to our business that has not been cured within 30 days after written notice from the executive’s immediate supervisor or in the case of the chief executive officer, from the Board; or (iv) material breach of the Proprietary Information Agreement executed by the executive.

For purposes of the change in control and severance agreements, “Constructive Termination” means any of the following actions taken without Cause by us or a successor corporation or entity without the executive’s consent: (i) substantial reduction of the executive’s rate of compensation; (ii) material reduction in the executive’s duties, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the executive’s new duties are substantially reduced from the prior duties; (iii) failure or refusal of a successor to Adverum to assume our obligations under the agreement in the event of a change in control; (iv) relocation of the executive’s principal place of employment or service to a place greater than 50 miles from the executive’s then current principal place of employment or service; (v) the requirement to increase the amount of time per week that the executive provides services to us or (vi) the requirement that the participant cease other employment or consulting engagements, unless such employment and/or consulting engagement results in a conflict with our business.
Laurent Fischer, M.D.
Pursuant to his change in control and severance agreement, in the event of a termination of employment by us without Cause or a Constructive Termination more than three months prior to a change in control or more than 12 months after a change in control, Dr. Fischer will be entitled to (i) 12 months of base salary and (ii) up to 12 months of continued healthcare coverage. In the event of a termination without Cause or a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending twelve months following a change in control, he will be entitled to (i) an amount equal to the sum of 24 months of base salary and two times Dr. Fischer’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 24 months of continued healthcare coverage and (iii) the accelerated vesting of all of his outstanding equity awards. The payments and benefits described above are conditioned upon such executive executing and not revoking a release of claims against us and are subject to reduction in the event that such a reduction would result in a best after tax outcome for Dr. Fischer.
Leone Patterson
Pursuant to her change in control and severance agreement, in the event of a termination of employment by us without Cause or a Constructive Termination more than three months prior to a change in control or more than 12 months after a change in control, Ms. Patterson will be entitled to (i) 12 months of base salary and (ii) up to 12 months of continued healthcare coverage. In the event of a termination without Cause or a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending twelve months following a change in control, she will be entitled to (i) an amount equal to the sum of 18 months of base salary and one and one half times Ms. Patterson’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 18 months of continued healthcare coverage and (iii) the accelerated vesting of all of her outstanding equity awards. The payments and benefits described above are conditioned upon such executive executing and not revoking a release of claims against us and are subject to reduction in the event that such a reduction would result in a best after tax outcome for Ms. Patterson.
Aaron Osborne, MBBS and Angela Thedinga
Pursuant to their respective change in control and severance agreements, in the event of a termination of employment by us without Cause or Constructive Termination more than three months prior to a change in control or more than twelve months after a change in control, each of Dr. Osborne and Ms. Thedinga will be entitled to (i) nine months of base salary and (i) up to nine months of continued healthcare coverage.
In the event that either Dr. Osborne or Ms. Thedinga is terminated by us without Cause or experiences a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending on the first anniversary of the change in control, then he or she will be entitled to (i) an amount equal to the sum of 12 months of base salary and the executive’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 12 months of continued healthcare coverage, and (iii) the accelerated vesting of all outstanding equity awards. The payments and benefits described above are conditioned upon such NEO executing and not revoking a release of claims against us.

Outstanding Equity Awards at 2020 Fiscal Year End
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2020.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Numbers of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
Laurent Fischer Chief Executive Officer	—	1,200,000(2)	$23.70	June 14, 2030	—	—
Leone Patterson President, Chief Financial Officer and Former Chief Executive Officer	—	300,000(3)	15.75	February 19, 2030
	366,666(4)	433,334(4)	3.50	February 13, 2029
	81,250(5)	68,750(5)	4.70	October 17, 2028
	113,333(6)	46,667(6)	6.40	February 14, 2028
	111,166(7)	4,834(7)	2.70	February 8, 2027
	155,576(8)	—(8)	3.44	June 15, 2026
					20,000(9)	216,800
Aaron Osborne Former Chief Medical Officer	—(3)	150,000(3)	15.75	February 19, 2020
	187,500(10)	262,500(10)	5.41	March 31, 2029
Angela Thedinga Chief Technology Officer	—(11)	150,000(11)	14.85	February 20, 2030
	33,333(12)	66,667(12)	12.77	July 31, 2029
(1)	Represents the product of the number of unvested RSUs and $10.84, the closing price of our common stock on the Nasdaq Global Market on December 31, 2020.
(2)
This stock option vested with respect to 25% of the underlying shares of our common stock on June 15, 2021, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(3)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 20, 2021, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(4)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 14, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(5)
This stock option vested with respect to 25% of the underlying shares of our common stock on October 18, 2019, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(6)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 15, 2019, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(7)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 9, 2018, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(8)
This stock option vested with respect to 25% of the underlying shares of our common stock on June 15, 2017, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(9)
This RSU award vested with respect to 25% of the underlying shares of our common stock on February 9, 2018 and the remaining shares vest in equal annual installments over a period of three years thereafter, subject to continuous service through each such vesting date.

(10)
This stock option vested with respect to 25% of the underlying shares of our common stock on April 1, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(11)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 21, 2021, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

(12)
This stock option vested with respect to 25% of the underlying shares of our common stock on August 1, 2020, and vests in equal monthly installments over a period of 36 months thereafter, subject to continuous service through each such vesting date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2020, with respect to all of our equity compensation plans in effect on that date.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)
Options	7,035,974(3)	$10.33	—
Stock Awards	539,540	—	—
Subtotal	7,575,514	$9.59	6,042,256
Equity Compensation Plans Not Approved by Stockholders(4)
Options	3,395,576	$14.39	—
Stock Awards	—	—	—
Subtotal	3,395,576	$14.39	1,463,350
Total	10,971,090	$11.08	7,505,606
(1)	Includes the Amended and Restated 2006 Equity Incentive Plan, 2014 Plan and the 2014 Employee Stock Purchase Plan (the “ESPP”).
(2)
The 2014 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2014 Plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 10,441,663 shares of stock may be issued upon the exercise of incentive stock options. The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the ESPP shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the least of (A) 1.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 3,000,000 shares of stock may be issued under the ESPP. As of December 31, 2020, a total of 2,434,004 shares remained available for future issuance under the ESPP.

(3)
Excludes shares subject to rights outstanding under the ESPP as the number of shares issuable pursuant to these rights cannot be determined as of December 31, 2020, as it depends on amounts contributed by the holder of the rights and the price of a share of our common stock on the last day of the purchase period.

(4)
Includes options pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) as an inducement that was material to their employment with us. Ms. Patterson’s option was for 200,000 shares and had a vesting commencement date of June 15, 2016. The option is fully vested. Also includes the 2017 Inducement Plan adopted by the Board in October 2017. The 2017 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously our employees or directors, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4). The 2017 Inducement Plan has a share reserve covering 6,100,000 shares of our common stock. If a stock award granted under the 2017 Inducement Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2017 Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the amount and percentage of the outstanding shares of our common stock that, according to the information supplied to us, are beneficially owned by (i) each person who is the beneficial owner of more than 5% of our outstanding common stock, (ii) each person who is currently a director, (iii) each named executive officer and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, California 94063. Except for information based on Schedules 13G and 13D, as indicated in the footnotes, beneficial ownership is stated as of April 1, 2021.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 1, 2021 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is based on 97,926,952 shares of our common stock outstanding as of April 1, 2021. Shares of our common stock subject to options that are currently vested or exercisable or that will become vested or exercisable within 60 days after April 1, 2021, as well as RSUs that will vest within 60 days after April 1, 2021, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.
Name of Beneficial Owner	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
5% and Greater Stockholders
Entities affiliated with RA Capital Management, L.P.(1)	9,502,383	9.7%
Avoro Capital Advisors LLC(2)	8,000,000	8.2%
Entities affiliated with RTW Investments, LP(3)	7,227,364	7.4%
Entities affiliated with BlackRock, Inc.(4)	7,042,768	7.2%
Entities affiliated with The Sonic Fund II, L.P.(5)	6,131,432	6.8%
Entities affiliated with OrbiMed Capital LLC(6)	5,501,144	5.6%
Entities affiliated with Versant Ventures IV, LLC(7)	5,068,233	5.2%
Executive Officers and Directors
Laurent Fischer	26,292	*
Leone Patterson(8)	1,152,689	1.2%
Aaron Osborne, MBBS(9)	284,903	*
Angela Thedinga(10)	90,625	*
Eric G. Carter, M.D., Ph.D.(11)	227,000	*
Mehdi Gasmi, Ph.D.(12)	975,004	1.0%
Rekha Hemrajani(13)	145,000	*
Mark Lupher, Ph.D.(14)	91,667	*
Patrick Machado(15)	276,551	*
James Scopa(16)	121,667	*
Dawn Svoronos	20,000	*
Reed V. Tuckson	—	—
Scott M. Whitcup, M.D.(17)	20,000	*
Thomas Woiwode, Ph.D.(18)	5,250,944	5.4%
All directors and current executive officers as a group (14 persons)(19)	8,580,213	8.8%
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Based on a Schedule 13G filed with the SEC on February 16, 2021 (the “RA 13G”), each of RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah may be deemed to beneficially own all of the shares, and RA Capital Healthcare Fund, L.P. (the “Fund”) beneficially owns 8,647,957 of the shares. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund.

The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and a separately managed account that holds 854,426 of the shares. The Fund disclaims beneficial ownership of the shares it holds, and each of RA Capital, Dr. Kolchinsky and Mr. Shah disclaims ownership of the shares. The address for each of the reporting persons is RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston MA 02116. The RA 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership information identified in the RA 13G may have changed since December 31, 2020.
(2)
Based on a Schedule 13G/A filed with the SEC on February 12, 2021 (the “Avoro 13G”), Avoro Capital Advisors LLC and Behzad Aghazadeh may each be deemed to beneficially own all of the shares and each have sole voting and dispositive power over all of the shares. Avoro Capital Advisors, LLC provides investment advisory and management services and acquired the shares on behalf of Avoro Life Sciences Fund, LLC and certain managed accounts. Behzad Aghazadeh is the portfolio manager and controlling person of Avoro Capital Advisors LLC. The address for each of the reporting persons is 110 Greene Street, Suite 800, New York, NY 10012. The Avoro 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership information identified in the Avoro 13G may have changed since December 31, 2020.

(3)
Based on a Schedule 13G filed with the SEC on February 12, 2021 (the “RTW 13G”), each of RTW Investments, LP and Roderick Wong may be deemed to beneficially own all of the shares, and RTW Master Fund, Ltd. may be deemed to beneficially own 5,518,874 of the shares. Each of RTW Investments, LP, Roderick Wong and RTW Master Fund, Ltd. have shared voting power and shared dispositive power over the shares they are deemed to beneficially own. The shares are held by RTW Master Fund, Ltd. and one or more other funds (together the “Funds”), which are managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of Funds, has the power to vote and the power to direct the disposition of the shares held by the Funds. Accordingly, for the purposes of Reg. Section 240.13d-3, the Adviser may be deemed to beneficially own the shares. Roderick Wong is the Managing Partner of the Adviser. The address of RTW Investments, LP and Roderick Wong is 40 10th Avenue, Floor 7, New York, NY 10014, and the address for RTW Master Fund, Ltd. is c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, Georgetown, Grand Cayman KY1-9001, Cayman Islands. The RTW 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership information identified in the RTW 13G may have changed since December 31, 2020.

(4)
Based on a Schedule 13G/A filed with the SEC on January 29, 2021 (the “BlackRock 13G”), BlackRock Inc., as a parent holding company or control person, may be deemed to beneficially own all of the shares. BlackRock Inc. has sole voting power over 6,954,131 of the shares and sole dispositive power over all of the shares. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055. The BlackRock 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership information identified in the BlackRock 13G may have changed since December 31, 2020.

(5)
Based on a Schedule 13D filed with the SEC on March 18, 2021 (the “Sonic 13D”), The Sonic Fund II, L.P. (“Sonic”) beneficially owns 6,052,068 of the shares and Lawrence Kam may be deemed to beneficially own all of the shares. Sonic has shared voting and dispositive power over the shares it is deemed to beneficially own, and Mr. Kam has sole voting and dispositive power over 57,984 of the shares he is deemed to beneficially own and shared voting and dispositive power over 6,073,448 of the shares he is deemed to beneficially own. Mr. Kam is the general partner of Sonic, and by virtue of this relationship, Mr. Kam may be deemed to beneficially own the shares owned directly by Sonic. The address for the reporting persons is 400 Hobron Lane, Suite 3709, Honolulu, HI 96815. The Sonic 13D provides information only as of March 15, 2021 and, consequently, the beneficial ownership information identified in the Sonic 13D may have changed since March 15, 2021.

(6)
Based on a Schedule 13G/A filed with the SEC on February 12, 2021 (the “OrbiMed 13G”), OrbiMed Capital LLC beneficially owns 4,845,247 of the shares and OrbiMed Advisors LLC beneficially owns 655,897 of the shares. OrbiMed Capital LLC has sole voting and dispositive power over the shares it beneficially owns and Orbimed Advisors LLC has shared voting and dipositive power over the shares it beneficially owns. The address for each of the reporting persons is 601 Lexington Avenue, 54th Floor, New York, NY 10022. The OrbiMed 13G provides information only as of December 31, 2020 and, consequently, the beneficial ownership information identified in the OrbiMed 13G may have changed since December 31, 2020.

(7)
Based on a Schedule 13D/A filed with the SEC on December 23, 2020 (the “Versant 13D”), Versant Ventures IV, LLC (“VV IV”) beneficially owns 5,003,892 of the shares, Versant Venture Capital IV, L.P. (“VVC IV”) beneficially owns 4,972,544 of the shares, Versant Side Fund IV, L.P. (“VSF”) beneficially owns 31,348 of the shares, and Versant Venture Management (“VVM”), LLC beneficially owns 64,341 of the shares. VV IV has shared voting power and shared dispositive power over the shares it is deemed to beneficially own, and each of VVC IV, VSF and VVM have sole voting and dispositive power over the shares they are deemed to beneficially own. VV IV is the sole general partner of VVC IV and VSF IV. Dr. Woiwode, a member of our Board, is a managing director of VV IV. The address of each of the reporting persons is c/o Versant Ventures, One Sansome Street, Suite 3630, San Francisco, California 94104. The Versant 13D provides information only as of December 14, 2020 and, consequently, the beneficial ownership information identified in the Versant 13D may have changed since December 14, 2020.

(8)	Includes 1,042,201 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(9)	Includes 281,250 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(10)	Consists solely of shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(11)	Includes 179,000 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(12)	Includes 700,562 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(13)	Consists solely of shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(14)	Consists solely of shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(15)	Includes 188,369 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(16)	Includes 68,333 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(17)	Consists solely of shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(18)
Consists of (i) the shares identified in footnote 7 above, (ii) 24,861 shares held by Dr. Woiwode directly, and (iii) 157,850 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.

(19)
Consists of the shares held by our current directors and current executive officers, including one executive officer not included above, including 2,854,674 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Mehdi Gasmi, Ph.D., one of our directors, filed three Forms 4 reporting twelve transactions late and Leone Patterson, our President and Chief Financial Officer, filed two Forms 4 reporting eight transactions late due to administrative oversight, including historical failure to report shares withheld in connection with RSU vesting events.
HOUSEHOLDING
The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.
Registered Stockholders
If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to our Corporate Secretary by telephone at (650) 656-9323 or by mail at 800 Saginaw Drive, Redwood City, California 94063. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report or proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to Adverum as described above.
Street Name Holders
Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.
ANNUAL REPORT
This proxy statement is accompanied by our 2020 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Form 10-K”). The Form 10-K includes our audited financial statements. We have filed the Form 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at http://investors.adverum.com. In addition, upon written request to our Corporate Secretary at 800 Saginaw Drive, Redwood City, California 94063, we will mail a paper copy of our Form 10-K, including the financial statements and the financial statement schedules, to you free of charge.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also read and copy any document we file with the SEC on our website at http://investors.adverum.com.

You should rely on the information contained in this document to vote your shares at the 2021 Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 15, 2021. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
OTHER MATTERS
As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the 2021 Annual Meeting other than the matters described in this proxy statement. If other matters are properly brought before the 2021 Annual Meeting, then, to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act, proxies will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxyholder.
By Order of the Board of Directors
/s/ Peter Soparkar
Peter Soparkar
Chief Legal Officer

Redwood City, California
April 15, 2021

Appendix A
SUPPLEMENTAL INFORMATION
REGARDING PARTICIPANTS
The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our 2021 Annual Meeting (collectively, the “Participants”).
Directors and Nominees
The principal occupations of our directors and nominees are set forth under Proposal 1 of this Proxy Statement, titled “Election of Directors.” The names of our directors and nominees, and their business addresses, are set forth below.
Name	Business Address
Laurent Fischer, M.D.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Patrick Machado, J.D.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Eric G. Carter, M.D., Ph.D.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Mehdi Gasmi, Ph.D.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Rekha Hemrajani, M.B.A.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Mark Lupher, Ph.D.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
James Scopa, J.D., M.B.A.	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Dawn Svoronos	c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063
Reed Tuckson, M.D.	c/o Tuckson Health Connections, 227 Sandy Springs Place, D-346, Sandy Springs, GA 33028
Scott M. Whitcup, M.D.	c/o Whitcup Life Sciences, 6789 Quail Hill Pkwy, Suite 719, Irvine, CA 92603
Thomas F. Woiwode, Ph.D.	c/o Versant Ventures, One Sansome St., Suite 3630, San Francisco, CA 94104
Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with Adverum, and the business address for each person is c/o Adverum Biotechnologies, Inc., 800 Saginaw Drive, Redwood City, CA 94063.
Executive Officers and Employee Participants:
Name	Position
Laurent Fischer, M.D.	Chief Executive Officer
Leone Patterson	President and Chief Financial Officer
Peter Soparkar	Chief Legal Officer
Angela Thedinga	Chief Technology Officer
Christopher DeRespino	Chief Business Officer
Julie Clark, M.D.	Acting Chief Medical Officer
Myesha Lacy	Vice President, Investor Relations and Corporate Communications

Information Regarding Ownership of Company Securities by Participants
The number of shares of Adverum common stock beneficially owned by our directors and named executive officers as of April 1, 2021, is set forth under the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. The following table sets forth the number of shares beneficially owned as of April 1, 2021, by our other executive officers who are “participants” in our solicitation of proxies. Except as otherwise noted below, each person identified in the table below, to our knowledge, has sole voting and investment power with respect to the securities they hold, other than property rights of spouses.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Peter Soparkar(2)	182,774	*
Christopher DeRespino	—	—
Julie Clark, M.D.(3)	17,098	*
Myesha Lacy(4)	53,125	*
*	Less than one percent.
(1)
Applicable percentages are based on 97,926,952 shares outstanding on April 1, 2021. All shares of common stock subject to stock options exercisable within 60 days after April 1, 2021, are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such stock options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

(2)	Includes 171,067 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(3)	Includes 16,250 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
(4)	Consists solely of shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2021.
Information Regarding Transactions in Adverum Securities by Participants
The following table sets forth information regarding purchases and sales of Adverum securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Shares	Transaction Type
Laurent Fischer, M.D.	6/15/2020	1,200,000	Receipt of grant of option to acquire common stock (new hire grant)
	8/17/2020	7,692	Purchase of common stock in public offering
	1/15/2021	8,600	Open market purchase of common stock
	2/16/2021	680,000	Receipt of grant of option to acquire common stock
	3/24/2021	10,000	Open market purchase of common stock

Patrick Machado	3/14/2019	15,152	Acquisition of common stock upon vesting of restricted stock unit to acquire common stock (RSU)
	7/31/2019	45,000	Receipt of grant of option to acquire common stock
	1/1/2020	15,000	Receipt of grant of option to acquire common stock
	3/14/2020	15,151	Acquisition of common stock upon vesting of RSU
	6/23/2020	30,000	Receipt of grant of option to acquire common stock
	1/15/2021	10,000	Open market purchase of common stock
	3/24/2021	10,000	Open market purchase of common stock

Eric G. Carter, M.D., Ph.D.	7/31/2019	45,000	Receipt of grant of option to acquire common stock
	9/7/2019	16,000	Acquisition of common stock upon vesting of RSU
	6/23/2020	30,000	Receipt of grant of option to acquire common stock
	9/7/2020	16,000	Acquisition of common stock upon vesting of RSU

Name	Transaction Date	Shares	Transaction Type
Mehdi Gasmi, Ph.D.	4/21/2019	1,750	Acquisition of common stock upon vesting of RSU
	2/9/2020	31,250	Acquisition of common stock upon vesting of RSU
	2/9/2020	31,250	Acquisition of common stock upon vesting of RSU
	2/12/2020	10,000	Same day option exercise and sale of common stock
	2/12/2020	31,250	Acquisition of common stock upon vesting of RSU
	1/15/2020	88,496	Acquisition of common stock upon vesting of RSU
	2/18/2020	5,000	Same day option exercise and sale of common stock
	5/5/2020	10,000	Same day option exercise and sale of common stock
	5/6/2020	25,000	Same day option exercise and sale of common stock
	5/18/2020	5,000	Same day option exercise and sale of common stock
	5/20/2020	1,401	Same day option exercise and sale of common stock
	5/21/2020	3,599	Same day option exercise and sale of common stock
	6/15/2020	10,000	Same day option exercise and sale of common stock
	6/17/2020	268	Same day option exercise and sale of common stock
	6/18/2020	11,127	Same day option exercise and sale of common stock
	6/22/2020	23,605	Same day option exercise and sale of common stock
	6/23/2020	30,000	Receipt of grant of option to acquire common stock
	7/20/2020	5,000	Same day option exercise and sale of common stock

Rekha Hemrajani	5/1/2019	70,000	Receipt of grant of option to acquire common stock
	7/31/2019	11,250	Receipt of grant of option to acquire common stock
	8/15/2019	33,750	Receipt of grant of option to acquire common stock
	6/23/2020	30,000	Receipt of grant of option to acquire common stock

Mark Lupher, Ph.D.	5/1/2019	70,000	Receipt of grant of option to acquire common stock
	7/31/2019	11,250	Receipt of grant of option to acquire common stock
	8/15/2019	33,750	Receipt of grant of option to acquire common stock
	6/23/2020	30,000	Receipt of grant of option to acquire common stock

James Scopa	5/1/2019	70,000	Receipt of grant of option to acquire common stock
	5/6/2019	20,000	Purchase of common stock from Adverum
	7/31/2019	11,250	Receipt of grant of option to acquire common stock
	8/15/2019	33,750	Receipt of grant of option to acquire common stock
	2/14/2020	10,000	Purchase of common stock from Adverum
	5/4/2020	23,334	Acquisition of common stock upon exercise of option
	6/23/2020	30,000	Receipt of grant of option to acquire common stock

Dawn Svoronos	12/9/2020	45,000	Receipt of grant of option to acquire common stock
	3/31/2021	20,000	Open market purchase of common stock

Reed V. Tuckson, M.D.	2/19/2021	45,000	Receipt of grant of option to acquire common stock

Scott M. Whitcup, M.D.	4/16/2020	60,000	Receipt of grant of option to acquire common stock
	6/23/2020	30,000	Receipt of grant of option to acquire common stock

Thomas F. Woiwode, Ph.D.	5/11/2019	6,038	Acquisition of common stock upon vesting of RSU
	7/31/2019	45,000	Receipt of grant of option to acquire common stock
	5/11/2020	6,039	Acquisition of common stock upon vesting of RSU
	6/23/2020	30,000	Receipt of grant of option to acquire common stock

Name	Transaction Date	Shares	Transaction Type
	12/14/2020	12,783	Receipt of common stock from in-kind distribution from fund

Leone Patterson	6/15/2019	113,496	Acquisition of common stock upon vesting of RSU
	12/23/2019	40,000	Sale of common stock into the market
	2/9/2020	20,000	Acquisition of common stock upon vesting of RSU
	2/20/2020	300,000	Receipt of grant of option to acquire common stock
	3/17/2020	474	Sale of common stock into the market
	3/20/2020	15,102	Sale of common stock into the market
	3/20/2020	24,424	Same day option exercise and sale of common stock
	5/6/2020	20,000	Same day option exercise and sale of common stock
	6/15/2020	25,000	Acquisition of common stock upon vesting of RSU
	2/9/2021	20,000	Acquisition of common stock upon vesting of RSU
	2/16/2021	240,000	Receipt of grant of option to acquire common stock

Angela Thedinga	8/1/2019	100,000	Receipt of grant of option to acquire common stock (new hire grant)
	2/21/2020	150,000	Receipt of grant of option to acquire common stock
	2/16/2021	250,000	Receipt of grant of option to acquire common stock

Peter Soparkar	10/30/2019	400,000	Receipt of grant of option to acquire common stock (new hire grant)
	2/20/2020	40,750	Receipt of grant of option to acquire common stock
	5/20/2020	3,000	ESPP purchase of common stock
	8/17/2020	7,692	Purchase of common stock in public offering
	11/20/2020	1,015	ESPP purchase of common stock
	2/16/2021	140,000	Receipt of grant of option to acquire common stock

Christopher DeRespino	2/18/2021	425,000	Receipt of grant of option to acquire common stock (new hire grant)

Julie Clark, M.D.	5/15/2020	60,000	Receipt of grant of option to acquire common stock (new hire grant)
	11/20/2020	848	ESPP purchase of common stock
	2/16/2021	5,625	Receipt of grant of RSU
	2/16/2021	33,750	Receipt of grant of option to acquire common stock
	3/31/2021	40,500	Receipt of grant of RSU

Myesha Lacy	8/1/2019	100,000	Receipt of grant of option to acquire common stock (new hire grant)
	2/20/2020	30,000	Receipt of grant of option to acquire common stock
	2/16/2021	6,500	Receipt of grant of RSU
	2/16/2021	37,500	Receipt of grant of option to acquire common stock

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

WHITE PROXY

Adverum Biotechnologies, Inc.

Annual Meeting of Shareholders

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Laurent Fischer, M.D., Leone Patterson, and Peter Soparkar, or any of them, attorneys and proxies each with power of substitution to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 12, 2021, at 8:30 a.m. Pacific Time and at any adjournment or postponement thereof, with all the power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said Annual Meeting, as designated on the reverse, and in accordance with their best judgment in connection with such other business as may come before the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR ALL OF THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C)(1) UNDER THE EXCHANGE ACT.

THE UNDERSIGNED HEREBY REVOKES ALL PROXIES PREVIOUSLY GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY

(Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Shares of Common Stock of Adverum Biotechnologies, Inc.
for the upcoming Annual Meeting of Shareholders.

TO FACILITATE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **866-849-8136** on a touch-tone telephone. If outside the U.S. or Canada, call **646-880-9102**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet –** Please access **www.proxyvotenow.com/advm** and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.

OR

3. **Vote by Mail –** Alternatively, you may sign, date and return the proxy card to Adverum Biotechnologies, Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. However, we strongly

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X **Please mark vote as in this sample**

1. Election of Directors

   01. Dawn Svoronos, 02. Reed V. Tuckson, M.D. 03. Thomas Woiwode, Ph.D.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual Nominee, mark the "For All Except" box above and write the name of the Nominee(s) from which you wish to withhold in the space provided below.

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Date: ______________________, 2021

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Signature

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Signature Joint Owners

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Title

NOTE: This proxy should be marked, dated and signed by the shareholder(s) exactly as his/her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign